UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-10221

ALLIANCEBERNSTEIN TRUST

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2009

Date of reporting period: November 30, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Global Value Fund

November 30, 2009

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 19, 2010

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Value Fund (the “Fund”) for the annual reporting period ended November 30, 2009.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund invests in companies that are determined by AllianceBernstein L.P. (the “Adviser”) to be undervalued, using the fundamental value approach of the Adviser’s Bernstein unit (“Bernstein”). In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. Bernstein may also seek investment opportunities by taking long or short positions in curren-

cies through the use of currency-related derivatives.

The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities” and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 4 provides performance data for the Fund and its benchmark, the Morgan Stanley Capital International (MSCI) World Index, for the six- and 12-month periods ended November 30, 2009.

The Fund’s Class A shares without sales charges outperformed the benchmark for both the six- and 12-month periods ended November 30, 2009. The Fund’s outperformance since the market trough in March 2009 is even more pronounced.

In both periods, the premium was due to strong stock selection across a wide variety of industries and it was achieved without significant exposure to the riskiest stocks, some of which may still be vulnerable in today’s economic environment. Stock selection was strongest in medical and capital equipment for the 12-month period, and consumer cyclicals and finance for the six-month period. The Fund does not employ leverage to produce returns.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	1

Market Review and Investment Strategy

Global equities sold off early in the 12-month reporting period ended November 30, 2009, as fears mounted that the economic contraction would be even worse than expected. The market rebounded in March 2009 after thawing credit markets led investors to regain some appetite for risky assets. The market continued to rally as investors grew increasingly confident that the financial system and the global economy were on the mend. The rebound was led by beaten down financial and cyclically sensitive stocks that had sold off precipitously during the downturn.

Despite the improvement in sentiment, investors remain anxious and there is an unusually wide divergence of opinion about the outlook for corporate earnings. In this environment, the Fund’s Global Value Senior Investment Management Team is taking advantage of opportunities in a wide range of industries that offer attractive valuations and strong cash flows.

2	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) World Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization-weighted index that measures the performance of stock markets in 23 developed countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI World Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate possible to non-resident individuals who do not benefit from double taxation treaties.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be “value” stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. A substantial amount of the Fund’s assets may be invested in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Fund may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have significant effect on the Fund’s net asset value. Investment in the Fund includes risks not associated with funds that invest exclusively in US issues. Because the Fund will invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. When a Fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. A Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2009
	6 Months	12 Months
AllianceBernstein Global Value Fund*
Class A	20.98%	34.75%

Class B†	20.48%	33.59%

Class C	20.56%	33.64%

Advisor Class‡	21.11%	34.99%

Class R‡	20.86%	34.41%

Class K‡	21.10%	34.76%

Class I‡	21.14%	35.25%

MSCI World Index	19.53%	31.79%

*  Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six- and 12-month periods ended November 30 2009, by 0.01% and 0.01%, respectively.

† Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

‡  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

3/29/01* TO 11/30/09

* Since inception of the Fund’s Class A shares on 3/29/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Value Fund Class A shares (from 3/29/01* to 11/30/09) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	34.75%	29.07%
5 Years	-1.21%	-2.06%
Since Inception*	2.20%	1.69%

Class B Shares
1 Year	33.59%	29.59%
5 Years	-1.97%	-1.97%
Since Inception*(a)	1.53%	1.53%

Class C Shares
1 Year	33.64%	32.64%
5 Years	-1.92%	-1.92%
Since Inception*	1.48%	1.48%

Advisor Class Shares†
1 Year	34.99%	34.99%
5 Years	-0.93%	-0.93%
Since Inception*	2.47%	2.47%

Class R Shares†
1 Year	34.41%	34.41%
Since Inception*	-2.91%	-2.91%

Class K Shares†
1 Year	34.76%	34.76%
Since Inception*	-2.68%	-2.68%

Class I Shares†
1 Year	35.25%	35.25%
Since Inception*	-2.33%	-2.33%

The Fund’s current prospectus fee table shows the Fund’s total annual expense ratios as 1.60%, 2.42%, 2.34%, 1.30%, 1.75%, 1.52% and 1.12% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†

These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2009)
SEC Returns

Class A Shares
1 Year	27.60%
5 Years	-2.27%
Since Inception*	1.96%

Class B Shares
1 Year	28.21%
5 Years	-2.15%
Since Inception*(a)	1.79%

Class C Shares
1 Year	31.27%
5 Years	-2.12%
Since Inception*	1.75%

Advisor Class Shares†
1 Year	33.61%
5 Years	-1.12%
Since Inception*	2.75%

Class R Shares†
1 Year	33.16%
Since Inception*	-2.35%

Class K Shares†
1 Year	33.41%
Since Inception*	-2.15%

Class I Shares†
1 Year	33.89%
Since Inception*	-1.77%

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2009		Ending Account Value November 30, 2009		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,209.81	$1,018.05	$7.76	$7.08
Class B	$1,000	$1,000	$1,204.76	$1,013.99	$12.21	$11.16
Class C	$1,000	$1,000	$1,205.59	$1,014.34	$11.83	$10.81
Advisor Class	$1,000	$1,000	$1,211.10	$1,019.50	$6.15	$5.62
Class R	$1,000	$1,000	$1,208.57	$1,016.95	$8.97	$8.19
Class K	$1,000	$1,000	$1,210.96	$1,018.20	$7.59	$6.93
Class I	$1,000	$1,000	$1,211.38	$1,020.16	$5.43	$4.96

*	Expenses are equal to the classes’ annualized expense ratios of 1.40%, 2.21%, 2.14%, 1.11%, 1.62%, 1.37% and 0.98%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $195.3

*	All data are as of November 30, 2009. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.2% or less in the following countries: Belgium, Brazil, Denmark, Finland, Hong Kong, Ireland, Israel, Kazakhstan, South Africa, Sweden, Switzerland, Taiwan, Thailand and Turkey.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	9

Portfolio Summary

TEN LARGEST HOLDINGS*

November 30, 2009 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Pfizer, Inc.	$4,597,010	2.4%
News Corp. - Class A and Class B	4,237,989	2.2
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	4,150,803	2.1
Merck & Co., Inc.	3,883,486	2.0
Vodafone Group PLC	3,755,685	1.9
AT&T, Inc.	3,647,676	1.9
ConocoPhillips	3,346,930	1.7
BNP Paribas SA	3,150,325	1.6
Allianz SE	3,070,689	1.6
Sanofi-Aventis	2,992,240	1.5
	$36,832,833	18.9%

*	Long-Term Investments.

10	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.2%
Financials – 24.1%
Capital Markets – 3.0%
Deutsche Bank AG	37,200	$2,696,753
The Goldman Sachs Group, Inc.	12,300	2,086,818
Morgan Stanley	32,900	1,038,982

		5,822,553

Commercial Banks – 10.4%
Australia & New Zealand Banking Group Ltd.	91,600	1,856,760
Banco do Brasil SA	55,800	982,182
Banco Santander Central Hispano SA	170,805	2,940,318
Barclays PLC	328,200	1,603,912
BNP Paribas SA	37,950	3,150,325
Credit Agricole SA	52,515	1,091,739
Danske Bank A/S(a)	68,100	1,473,256
KB Financial Group, Inc.(a)	24,140	1,208,339
Lloyds Banking Group PLC(a)	2	2
National Australia Bank Ltd.	22,400	586,991
National Bank of Canada	13,100	784,213
Societe Generale-Class A	28,966	2,048,577
Standard Bank Group Ltd.	15,323	198,720
Turkiye Garanti Bankasi AS	177,600	592,271
UniCredito Italiano SpA(a)	507,100	1,742,912

		20,260,517

Consumer Finance – 0.9%
ORIX Corp.	26,430	1,822,003

Insurance – 7.6%
ACE Ltd.	11,800	574,778
Allianz SE	24,900	3,070,689
Allstate Corp.	39,200	1,113,672
Aviva PLC	158,185	970,641
Industrial Alliance Insurance and Financial Services, Inc.	26,200	736,549
MetLife, Inc.	57,700	1,972,763
Muenchener Rueckversicherungs AG (MunichRe)	10,071	1,580,125
Old Mutual PLC(a)	901,518	1,689,215
The Travelers Co., Inc.	36,630	1,919,046
XL Capital Ltd. – Class A	68,800	1,259,728

		14,887,206

Real Estate Investment Trusts (REITs) – 1.2%
Klepierre	11,800	473,402
Unibail-Rodamco	8,300	1,873,187

		2,346,589

Real Estate Management & Development – 1.0%
Mitsui Fudosan Co. Ltd.	119,000	2,029,154

		47,168,022

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 15.3%
Automobiles – 2.4%
Bayerische Motoren Werke AG	37,200	$1,753,312
Nissan Motor Co. Ltd.(a)	286,400	2,063,144
Renault SA(a)	18,800	912,662

		4,729,118

Hotels, Restaurants & Leisure – 0.6%
Thomas Cook Group PLC	199,800	699,284
TUI Travel PLC	124,900	506,504

		1,205,788

Household Durables – 0.5%
Sharp Corp.	79,000	899,512

Media – 9.0%
CBS Corp. – Class B	200,400	2,567,124
Lagardere SCA	30,713	1,311,200
News Corp. – Class B	220,500	3,018,645
News Corp. – Class A	106,400	1,219,344
Time Warner Cable, Inc. – Class A	32,770	1,372,735
Time Warner, Inc.	86,733	2,664,438
Viacom, Inc. – Class B(a)	68,800	2,039,232
Vivendi	65,370	1,884,877
WPP PLC	152,500	1,431,087

		17,508,682

Multiline Retail – 1.3%
JC Penney Co., Inc.	42,400	1,218,576
Macy’s, Inc.	81,700	1,332,527

		2,551,103

Specialty Retail – 1.5%
Home Depot, Inc.	38,200	1,045,152
Lowe’s Cos, Inc.	84,700	1,847,307

		2,892,459

		29,786,662

Energy – 9.9%
Oil, Gas & Consumable Fuels – 9.9%
Apache Corp.	9,700	924,216
BP PLC	85,500	811,836
ConocoPhillips	64,650	3,346,930
Devon Energy Corp.	20,600	1,387,410
ENI SpA	37,950	941,441
KazMunaiGas Exploration Production (GDR)	30,350	731,435
LUKOIL (OTC US) (Sponsored ADR)	34,100	1,981,210
Nexen, Inc.	85,412	2,009,456
PTT PCL	44,200	297,813
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	139,162	4,150,803
StatoilHydro ASA	96,250	2,370,658
Suncor Energy, Inc. (Toronto)	12,972	465,832

		19,419,040

12	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 9.6%
Health Care Providers & Services – 0.4%
Aetna, Inc.	24,700	$719,017

Pharmaceuticals – 9.2%
AstraZeneca PLC	21,200	950,447
Bayer AG	24,100	1,846,114
GlaxoSmithKline PLC	140,000	2,898,572
Merck & Co., Inc.	107,249	3,883,486
Novartis AG	15,480	860,065
Pfizer, Inc.	253,000	4,597,010
Sanofi-Aventis	39,561	2,992,240

		18,027,934

		18,746,951

Telecommunication Services – 9.4%
Diversified Telecommunication Services – 6.6%
AT&T, Inc.	135,400	3,647,676
Bezeq Israeli Telecommunication Corp. Ltd.	338,500	769,250
Deutsche Telekom AG	151,000	2,230,938
France Telecom SA	73,500	1,911,376
Telecom Italia SpA (ordinary shares)	884,900	1,419,146
Telecom Italia SpA (savings shares)	565,000	639,476
Telefonica SA	74,500	2,141,671

		12,759,533

Wireless Telecommunication Services – 2.8%
Sprint Nextel Corp.(a)	472,600	1,753,346
Vodafone Group PLC	1,664,812	3,755,685

		5,509,031

		18,268,564

Information Technology – 8.9%
Communications Equipment – 2.2%
Motorola, Inc.	176,700	1,415,367
Nokia OYJ	146,900	1,946,407
Telefonaktiebolaget LM Ericsson – Class B	106,000	1,029,331

		4,391,105

Computers & Peripherals – 1.6%
Dell, Inc.(a)	32,000	451,840
International Business Machines Corp.	6,400	808,640
Western Digital Corp.(a)	53,500	1,970,940

		3,231,420

Electronic Equipment, Instruments & Components – 2.2%
AU Optronics Corp.	981,590	1,013,150
Corning, Inc.	116,600	1,944,888
Tyco Electronics Ltd.	54,200	1,257,982

		4,216,020

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 1.2%
Hynix Semiconductor, Inc.(a)	61,400	$970,905
Samsung Electronics Co. Ltd.	1,890	1,168,590
Siliconware Precision Industries Co.	96,595	126,885

		2,266,380

Software – 1.7%
Microsoft Corp.	53,600	1,576,376
Symantec Corp.(a)	94,500	1,677,375

		3,253,751

		17,358,676

Industrials – 7.9%
Aerospace & Defense – 1.7%
Northrop Grumman Corp.	26,200	1,435,760
Rolls-Royce Group PLC	234,600	1,833,125
Rolls-Royce Group PLC (C-shares)(a)	14,076,000	23,156

		3,292,041

Air Freight & Logistics – 0.3%
Deutsche Post AG	34,820	651,931

Airlines – 0.3%
Westjet Airlines Ltd.(a)	56,700	632,328

Building Products – 0.7%
Cie de Saint-Gobain	23,900	1,300,254

Electrical Equipment – 0.3%
Cooper Industries Ltd. – Class A	11,700	499,473

Industrial Conglomerates – 0.4%
Bidvest Group Ltd.	53,700	869,919

Machinery – 1.3%
Ingersoll-Rand PLC	50,400	1,782,648
SPX Corp.	14,700	783,363

		2,566,011

Professional Services – 0.9%
Adecco SA	13,900	694,249
Randstad Holding NV(a)	23,800	1,040,630

		1,734,879

Trading Companies & Distributors – 1.5%
Finning International, Inc.	15,500	221,470
Itochu Corp.	110,000	750,711
Noble Group Ltd.	254,000	570,220
Wolseley PLC(a)	69,500	1,331,135

		2,873,536

Transportation Infrastructure – 0.5%
Macquarie Infrastructure Group	784,100	932,090

		15,352,462

14	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 5.6%
Beverages – 0.4%
Coca-Cola Enterprises, Inc.	36,300	$713,295

Food & Staples Retailing – 1.1%
Koninklijke Ahold NV	157,800	2,124,068

Food Products – 2.5%
Archer-Daniels-Midland Co.	70,700	2,178,267
Associated British Foods PLC	86,900	1,151,532
Bunge Ltd.	17,300	1,070,870
Nutreco Holding NV	9,400	485,560

		4,886,229

Household Products – 0.5%
Procter & Gamble Co.	16,400	1,022,540

Tobacco – 1.1%
Altria Group, Inc.	115,950	2,181,019

		10,927,151

Utilities – 3.5%
Electric Utilities – 2.5%
E.ON AG	73,800	2,919,726
Enel SpA	334,800	2,009,646

		4,929,372

Multi-Utilities – 1.0%
NiSource, Inc.	62,700	893,475
RWE AG	12,090	1,109,982

		2,003,457

		6,932,829

Materials – 3.0%
Chemicals – 1.4%
BASF SE	44,900	2,714,036

Metals & Mining – 1.0%
MMC Norilsk Nickel (ADR)(a)	67,258	924,797
Usinas Siderurgicas de Minas Gerais SA (preference shares) – Class A	32,775	955,899

		1,880,696

Paper & Forest Products – 0.6%
Svenska Cellulosa AB – Class B	92,900	1,282,501

		5,877,233

Total Common Stocks (cost $200,075,119)		189,837,590

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

RIGHTS – 0.0%
Financials – 0.0%
Commercial Banks – 0.0%
Lloyds Banking Group PLC(a)	2	$1

Diversified Financial Services – 0.0%
Fortis(a)	130,762	0

Total Rights (cost $1)		1

SHORT-TERM INVESTMENTS – 3.0%
Investment Companies – 3.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.10%(b) (cost $5,786,127)	5,786,127	5,786,127

Total Investments – 100.2% (cost $205,861,247)		195,623,718
Other assets less liabilities – (0.2)%		(305,438)

Net Assets – 100.0%		$195,318,280

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at November 30, 2009	Unrealized Appreciation
Purchased Contracts
S&P 500 Mini Index Futures	47	December 2009	$2,458,584	$2,572,780	$114,196

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at November 30, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 2/17/10	21,594	$19,449,716	$19,625,746	$176,030
Canadian Dollar settling 2/17/10	3,745	3,501,865	3,548,365	46,500
Canadian Dollar settling 2/17/10	1,212	1,128,492	1,148,363	19,871
Canadian Dollar settling 2/17/10	574	536,288	543,861	7,573
Canadian Dollar settling 2/17/10	6,834	6,427,161	6,475,174	48,013
New Zealand Dollar settling 2/17/10	13,475	9,662,249	9,598,908	(63,341)
Norwegian Krone settling 2/17/10	45,965	8,066,866	8,073,428	6,562

Sale Contracts:
Euro settling 2/17/10	14,569	21,660,898	21,869,485	(208,587)
Swiss Franc settling 2/17/10	965	950,215	961,253	(11,038)

16	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	17

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2009

Assets
Investments in securities, at value
Unaffiliated issuers (cost $200,075,120)	$189,837,591
Affiliated issuers (cost $5,786,127)	5,786,127
Cash	211,500 (a)
Foreign currencies, at value (cost $1,193,228)	1,195,916
Receivable for investment securities sold and foreign currency transactions	1,326,927
Dividends receivable	519,785
Unrealized appreciation of forward currency exchange contracts	304,549
Receivable for shares of beneficial interest sold	83,182
Receivable for variation margin on futures contracts	12,455

Total assets	199,278,032

Liabilities
Payable for investment securities purchased and foreign currency transactions	3,114,951
Unrealized depreciation of forward currency exchange contracts	282,966
Payable for shares of beneficial interest redeemed	256,273
Advisory fee payable	118,019
Distribution fee payable	23,868
Administrative fee payable	22,461
Transfer Agent fee payable	1,005
Accrued expenses and other liabilities	140,209

Total liabilities	3,959,752

Net Assets	$195,318,280

Composition of Net Assets
Paid-in capital	$316,428,556
Undistributed net investment income	1,422,777
Accumulated net realized loss on investment and foreign currency transactions	(112,442,660)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(10,090,393)

$195,318,280

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$47,522,684	5,351,724	$8.88	*

B	$5,556,028	646,520	$8.59

C	$7,769,185	901,125	$8.62

Advisor	$96,246,413	10,748,603	$8.95

R	$3,147,038	359,546	$8.75

K	$1,167,414	132,125	$8.84

I	$33,909,518	3,791,372	$8.94

(a)	An amount of $211,500 has been segregated to collateralize margin requirements for open futures contracts outstanding at November 30, 2009.

*	The maximum offering price per share for Class A shares was $9.27 which reflects a sales charge of 4.25%.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2009

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $457,516)	$6,042,469
Affiliated issuers	21,849
Interest	1,618	$6,065,936

Expenses
Advisory fee (see Note B)	1,424,441
Distribution fee—Class A	156,760
Distribution fee—Class B	56,493
Distribution fee—Class C	79,576
Distribution fee—Class R	16,279
Distribution fee—Class K	2,403
Transfer agency—Class A	91,911
Transfer agency—Class B	16,131
Transfer agency—Class C	16,941
Transfer agency—Advisor Class	140,492
Transfer agency—Class R	5,245
Transfer agency—Class K	1,616
Transfer agency—Class I	7,499
Custodian	155,199
Administrative	89,961
Registration fees	75,990
Audit	55,333
Trustees’ fees	47,881
Legal	47,621
Printing	34,920
Miscellaneous	20,831

Total expenses	2,543,523
Less: expenses waived and reimbursed by the Adviser (see Note B)	(11,991)

Net expenses		2,531,532

Net investment income		3,534,404

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(98,248,396	)(a)
Futures contracts		(60,543)
Foreign currency transactions		(20,976,355)
Net change in unrealized appreciation/depreciation of:
Investments		147,838,122	(b)
Futures contracts		316,389
Foreign currency denominated assets and liabilities		18,998,986

Net gain on investment and foreign currency transactions		47,868,203

Net Increase in Net Assets from Operations		$51,402,607

(a)	Net of foreign capital gains taxes of $15,084.

(b)	Net of increase in accrued foreign capital gains taxes of $14,101.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	19

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2009		Year Ended November 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,534,404		$7,827,325
Net realized loss on investment and foreign currency transactions	(119,285,294)		(14,205,021)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	167,153,497		(248,199,026)

Net increase (decrease) in net assets from operations	51,402,607		(254,576,722)
Dividends and Distributions to Shareholders from
Net investment income
Class A	– 0	–	(1,153,480)
Class B	– 0	–	(136,168)
Class C	– 0	–	(144,317)
Advisor Class	– 0	–	(2,846,515)
Class R	– 0	–	(89,330)
Class K	– 0	–	(14,983)
Class I	– 0	–	(926,685)
Net realized gain on investment transactions
Class A	– 0	–	(7,918,314)
Class B	– 0	–	(1,987,743)
Class C	– 0	–	(2,106,693)
Advisor Class	– 0	–	(14,121,380)
Class R	– 0	–	(613,239)
Class K	– 0	–	(89,755)
Class I	– 0	–	(4,407,826)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(70,622,750)		11,385,979

Total decrease	(19,220,143)		(279,747,171)
Net Assets
Beginning of period	214,538,423		494,285,594

End of period (including undistributed net investment income of $1,422,777 and $18,864,728, respectively)	$195,318,280		$214,538,423

See notes to financial statements.

20	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2009

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Global Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	21

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note A.2).

22	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirements also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2009:

Investments in Securities	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks
Financials	$12,468,731	$34,699,291		$—	$47,168,022
Consumer Discretionary	18,325,080	11,461,582		—	29,786,662
Energy	8,865,279	10,255,948		297,813	19,419,040
Health Care	9,199,513	9,547,438		—	18,746,951
Telecommunication Services	5,401,022	12,867,542		—	18,268,564
Information Technology	11,103,408	6,255,268		—	17,358,676
Industrials	5,355,043	9,997,419		—	15,352,462
Consumer Staples	7,165,991	3,761,160		—	10,927,151
Utilities	893,475	6,039,354		—	6,932,829
Materials	—	5,877,233		—	5,877,233
Rights	1	—		—	1
Short-Term Investments	5,786,127	—		—	5,786,127

Total Investments in Securities	84,563,670	110,762,235	+	297,813	195,623,718
Other Financial Instruments*:
Assets	114,196	304,549		—	418,745
Liabilities	—	(282,966)		—	(282,966)

Total	$84,677,866	$110,783,818		$297,813	$195,759,497

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	23

Notes to Financial Statements

+

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Energy	Total
Balance as of 11/30/08	$713,443	$713,443
Accrued discounts/premiums	—	—
Realized gain (loss)	(112,558)	(112,558)
Change in unrealized appreciation/depreciation	715,891	715,891
Net purchases (sales)	(1,018,963)	(1,018,963)
Net transfers in and/or out of Level 3	—	—

Balance as of 11/30/09	$297,813	$297,813

Net change in unrealized appreciation/depreciation from Investments held as of 11/30/09*	$89,265	$89,265

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its

24	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The Adviser had agreed to waive its fees and bear certain expenses to

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	25

Notes to Financial Statements

the extent necessary to limit total operating expenses on an annual basis to 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps expired on January 1, 2009. For the year ended November 30, 2009, such reimbursement amounted to $11,991.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2009, such fee amounted to $89,961.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $123,489 for the year ended November 30, 2009.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,062 from the sale of Class A shares and received $369, $11,268 and $758 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2009.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2009 is as follows:

Market Value November 30, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2009 (000)	Dividend Income (000)
$ 21,095	$96,309	$111,618	$5,786	$22

Brokerage commissions paid on investment transactions for the year ended November 30, 2009 amounted to $205,106, of which $0 and $253, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

26	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $128,109, $462,433, $134,020 and $15,773 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2009 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$97,551,596		$163,190,297
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost	$206,547,536

Gross unrealized appreciation	$18,229,246
Gross unrealized depreciation	(29,153,064)

Net unrealized depreciation	$(10,923,818)

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	27

Notes to Financial Statements

investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures Contracts

The Fund may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions.”

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on

28	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

At November 30, 2009, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$304,549		Unrealized depreciation of forward currency exchange contracts	$282,966

Equity contracts	Receivable for variation margin on futures contracts	114,196	*

Total		$418,745			$282,966

*	Only variation margin receivable/payable at period end is reported within the statement of assets & liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in portfolio of investments.

The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2009:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(21,202,367)	$18,886,311

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	29

Notes to Financial Statements

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	$(60,543)	$316,389

Total		$(21,262,910)	$19,202,700

For the year ended November 30, 2009, the average monthly principal amount of foreign currency exchange contracts was $148,894,237 and average monthly original value of futures contracts was $1,783,949.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Year Ended November 30, 2009		Year Ended November 30, 2008	Year Ended November 30, 2009		Year Ended November 30, 2008

Class A
Shares sold	1,836,916		5,644,721	$12,190,727		$68,050,283

Shares issued in reinvestment of dividends and distributions	– 0	–	603,561	– 0	–	8,636,958

Shares converted from Class B	119,309		251,061	840,912		3,066,004

Shares redeemed	(5,819,202)		(8,568,137)	(40,687,717)		(121,688,885)

Net decrease	(3,862,977)		(2,068,794)	$(27,656,078)		$(41,935,640)

30	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

	Shares			Amount
	Year Ended November 30, 2009		Year Ended November 30, 2008	Year Ended November 30, 2009		Year Ended November 30, 2008

Class B
Shares sold	73,054		95,603	$487,655		$1,146,388

Shares issued in reinvestment of dividends and distributions	– 0	–	133,768	– 0	–	1,880,785

Shares converted to Class A	(122,737)		(256,248)	(840,912)		(3,066,004)

Shares redeemed	(329,988)		(523,006)	(2,196,849)		(6,077,961)

Net decrease	(379,671)		(549,883)	$(2,550,106)		$(6,116,792)

Class C
Shares sold	300,629		251,530	$1,966,523		$2,729,617

Shares issued in reinvestment of dividends and distributions	– 0	–	151,368	– 0	–	2,132,770

Shares redeemed	(770,014)		(705,363)	(5,131,799)		(8,072,586)

Net decrease	(469,385)		(302,465)	$(3,165,276)		$(3,210,199)

Advisor Class
Shares sold	3,270,978		3,491,173	$21,852,379		$41,583,560

Shares issued in reinvestment of dividends and distributions	– 0	–	1,177,708	– 0	–	16,888,339

Shares redeemed	(4,964,617)		(4,195,175)	(32,416,047)		(52,155,711)

Net increase (decrease)	(1,693,639)		473,706	$(10,563,668)		$6,316,188

Class R
Shares sold	145,023		190,199	$962,675		$2,330,179

Shares issued in reinvestment of dividends and distributions	– 0	–	49,616	– 0	–	702,563

Shares redeemed	(335,278)		(159,667)	(2,377,555)		(1,747,555)

Net increase (decrease)	(190,255)		80,148	$(1,414,880)		$1,285,187

Class K
Shares sold	98,395		42,178	$664,522		$513,737

Shares issued in reinvestment of dividends and distributions	– 0	–	7,274	– 0	–	103,582

Shares redeemed	(57,652)		(28,041)	(430,683)		(295,555)

Net increase	40,743		21,411	$233,839		$321,764

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	31

Notes to Financial Statements

	Shares			Amount
	Year Ended November 30, 2009		Year Ended November 30, 2008	Year Ended November 30, 2009		Year Ended November 30, 2008

Class I
Shares sold	38,512		4,070,525	$282,352		$50,322,324

Shares issued in reinvestment of dividends and distributions	– 0	–	373,307	– 0	–	5,334,554

Shares redeemed	(4,076,188)		(85,907)	(25,788,933)		(931,407)

Net increase (decrease)	(4,037,676)		4,357,925	$(25,506,581)		$54,725,471

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Fund has not accrued any liability in connection with these indemnification provisions.

32	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2009.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2009 and November 30, 2008 were as follows:

	2009			2008
Distributions paid from:
Ordinary income	$	– 0	–	$11,507,666
Long-term capital gains		– 0	–	25,048,762

Total taxable distributions		– 0	–	36,556,428

Total distributions paid	$	– 0	–	$36,556,428

As of November 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,893,789
Accumulated capital and other losses	(112,091,605	)(a)
Unrealized appreciation/(depreciation)	(10,912,460	)(b)

Total accumulated earnings/(deficit)	$(121,110,276)

(a)

On November 30, 2009, the Fund had a net capital loss carryforward for federal income tax purposes of $112,091,605 of which $14,232,223 expires in the year 2016, and $97,859,382 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, and the realization for tax purposes of gains/losses on certain derivative instruments and passive foreign investment companies.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency resulted in a decrease in undistributed net investment income, and a decrease in accumulated net realized loss on investments and foreign currency transactions. This reclassification had no effect on net assets.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	33

Notes to Financial Statements

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual

34	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through January 26, 2010, the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	35

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2009		2008	2007		2006		2005

Net asset value, beginning of period	$ 6.59		$ 16.19	$ 16.72		$ 13.87		$ 12.61

Income From Investment Operations
Net investment income(a)	.13	(b)	.23	.23		.21		.15	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.16		(8.37)	.89		3.30		1.68

Net increase (decrease) in net asset value from operations	2.29		(8.14)	1.12		3.51		1.83

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.19)	(.27)		(.14)		(.16)
Distributions from net realized gain on investment transactions	– 0	–	(1.27)	(1.38)		(.52)		(.41)

Total dividends and distributions	– 0	–	(1.46)	(1.65)		(.66)		(.57)

Net asset value, end of period	$ 8.88		$ 6.59	$ 16.19		$ 16.72		$ 13.87

Total Return
Total investment return based on net asset value(c)	34.75	%*	(55.16)%*	7.08%		26.37%		15.09%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$47,523		$60,737	$182,644		$67,102		$34,632
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.50%		1.40%	1.30	%(d)	1.33	%(d)	1.45%
Expenses, before waivers/reimbursements	1.51%		1.40%	1.30	%(d)	1.33	%(d)	1.46%
Net investment income	1.84	%(b)	2.09%	1.35	%(d)	1.39	%(d)	1.17	%(b)
Portfolio turnover rate	53%		54%	25%		29%		25%

See footnote summary on page 43.

36	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Year Ended November 30,
	2009		2008	2007		2006		2005

Net asset value, beginning of period	$ 6.43		$ 15.84	$ 16.42		$ 13.66		$ 12.45

Income From Investment Operations
Net investment income(a)	.06	(b)	.16	.08		.10		.05	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.10		(8.21)	.90		3.25		1.66

Net increase (decrease) in net asset value from operations	2.16		(8.05)	.98		3.35		1.71

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.09)	(.18)		(.07)		(.09)
Distributions from net realized gain on investment transactions	– 0	–	(1.27)	(1.38)		(.52)		(.41)

Total dividends and distributions	– 0	–	(1.36)	(1.56)		(.59)		(.50)

Net asset value, end of period	$ 8.59		$ 6.43	$ 15.84		$ 16.42		$ 13.66

Total Return
Total investment return based on net asset value(c)	33.59	%*	(55.49)%*	6.28%		25.42%		14.24%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,556		$6,599	$24,966		$27,368		$16,180
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.29%		2.14%	2.03	%(d)	2.05	%(d)	2.19%
Expenses, before waivers/reimbursements	2.31%		2.14%	2.03	%(d)	2.05	%(d)	2.20%
Net investment income	.90	%(b)	1.32%	.51	%(d)	.67	%(d)	.38	%(b)
Portfolio turnover rate	53%		54%	25%		29%		25%

See footnote summary on page 43.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	37

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2009		2008	2007		2006		2005

Net asset value, beginning of period	$ 6.45		$ 15.87	$ 16.45		$ 13.67		$ 12.46

Income From Investment Operations
Net investment income(a)	.07	(b)	.17	.09		.11		.05	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.10		(8.23)	.89		3.26		1.66

Net increase (decrease) in net asset value from operations	2.17		(8.06)	.98		3.37		1.71

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.09)	(.18)		(.07)		(.09)
Distributions from net realized gain on investment transactions	– 0	–	(1.27)	(1.38)		(.52)		(.41)

Total dividends and distributions	– 0	–	(1.36)	(1.56)		(.59)		(.50)

Net asset value, end of period	$ 8.62		$ 6.45	$ 15.87		$ 16.45		$ 13.67

Total Return
Total investment return based on net asset value(c)	33.64	%*	(55.44)%*	6.27%		25.55%		14.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,769		$8,835	$26,554		$19,439		$8,648
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.23%		2.11%	2.00	%(d)	2.03	%(d)	2.16%
Expenses, before waivers/reimbursements	2.24%		2.11%	2.00	%(d)	2.03	%(d)	2.18%
Net investment income	.94	%(b)	1.41%	.58	%(d)	.71	%(d)	.42	%(b)
Portfolio turnover rate	53%		54%	25%		29%		25%

See footnote summary on page 43.

38	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2009		2008	2007		2006		2005

Net asset value, beginning of period	$ 6.63		$ 16.30	$ 16.81		$ 13.93		$ 12.66

Income From Investment Operations
Net investment income(a)	.14	(b)	.30	.26		.26		.19	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.18		(8.44)	.91		3.32		1.68

Net increase (decrease) in net asset value from operations	2.32		(8.14)	1.17		3.58		1.87

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.26)	(.30)		(.18)		(.19)
Distributions from net realized gain on investment transactions	– 0	–	(1.27)	(1.38)		(.52)		(.41)

Total dividends and distributions	– 0	–	(1.53)	(1.68)		(.70)		(.60)

Net asset value, end of period	$ 8.95		$ 6.63	$ 16.30		$ 16.81		$ 13.93

Total Return
Total investment return based on net asset value(c)	34.99	%*	(55.00)%*	7.38%		26.80%		15.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$96,246		$82,449	$195,043		$203,212		$156,874
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.19%		1.09%	.99	%(d)	1.03	%(d)	1.14%
Expenses, before waivers/reimbursements	1.19%		1.09%	.99	%(d)	1.03	%(d)	1.16%
Net investment income	1.99	%(b)	2.48%	1.57	%(d)	1.70	%(d)	1.44	%(b)
Portfolio turnover rate	53%		54%	25%		29%		25%

See footnote summary on page 43.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	39

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended November 30,							March 1, 2005(e) to November 30, 2005
	2009		2008	2007		2006

Net asset value, beginning of period	$ 6.51		$ 16.04	$ 16.62		$ 13.86		$ 12.90

Income From Investment Operations
Net investment income(a)	.11		.22	.17		.19		.01	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.13		(8.29)	.89		3.26		.95

Net increase (decrease) in net asset value from operations	2.24		(8.07)	1.06		3.45		.96

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.19)	(.26)		(.17)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(1.27)	(1.38)		(.52)		– 0	–

Total dividends and distributions	– 0	–	(1.46)	(1.64)		(.69)		– 0	–

Net asset value, end of period	$ 8.75		$ 6.51	$ 16.04		$ 16.62		$ 13.86

Total Return
Total investment return based on net asset value(c)	34.41	%*	(55.24)%*	6.71%		26.01%		7.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,147		$3,578	$7,533		$3,596		$364
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.69%		1.68%	1.59	%(d)	1.60	%(d)	1.70	%(f)
Expenses, before waivers/reimbursements	1.69%		1.68%	1.59	%(d)	1.60	%(d)	1.96	%(f)
Net investment income	1.56%		1.90%	1.02	%(d)	1.22	%(d)	.06	%(b)(f)
Portfolio turnover rate	53%		54%	25%		29%		25%

See footnote summary on page 43.

40	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended November 30,							March 1, 2005(e) to November 30, 2005
	2009		2008	2007		2006

Net asset value, beginning of period	$ 6.56		$ 16.14	$ 16.72		$ 13.88		$ 12.90

Income From Investment Operations
Net investment income(a)	.13	(b)	.26	.21		.18		.14	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.15		(8.36)	.89		3.32		.84

Net increase (decrease) in net asset value from operations	2.28		(8.10)	1.10		3.50		.98

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.21)	(.30)		(.14)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(1.27)	(1.38)		(.52)		– 0	–

Total dividends and distributions	– 0	–	(1.48)	(1.68)		(.66)		– 0	–

Net asset value, end of period	$ 8.84		$ 6.56	$ 16.14		$ 16.72		$ 13.88

Total Return
Total investment return based on net asset value(c)	34.76	%*	(55.13)%*	6.95%		26.29%		7.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,167		$599	$1,129		$592		$11
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.43%		1.43%	1.35	%(d)	1.41	%(d)	1.45	%(f)
Expenses, before waivers/reimbursements	1.43%		1.43%	1.35	%(d)	1.41	%(d)	1.55	%(f)
Net investment income	1.78	%(b)	2.23%	1.30	%(d)	1.40	%(d)	1.34	%(b)(f)
Portfolio turnover rate	53%		54%	25%		29%		25%

See footnote summary on page 43.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	41

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended November 30,							March 1, 2005(e) to November 30, 2005
	2009		2008	2007		2006

Net asset value, beginning of period	$ 6.61		$ 16.25	$ 16.76		$ 13.90		$ 12.90

Income From Investment Operations
Net investment income(a)	.14		.28	.27		.26		.04	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.19		(8.38)	.91		3.30		.96

Net increase (decrease) in net asset value from operations	2.33		(8.10)	1.18		3.56		1.00

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.27)	(.31)		(.18)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(1.27)	(1.38)		(.52)		– 0	–

Total dividends and distributions	– 0	–	(1.54)	(1.69)		(.70)		– 0	–

Net asset value, end of period	$ 8.94		$ 6.61	$ 16.25		$ 16.76		$ 13.90

Total Return
Total investment return based on net asset value(c)	35.25	%*	(54.95)%*	7.42%		26.79%		7.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,910		$51,741	$56,417		$39,566		$26,796
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.06%		1.01%	.95	%(d)	1.01	%(d)	1.20	%(f)
Expenses, before waivers/reimbursements	1.06%		1.01%	.95	%(d)	1.01	%(d)	1.44	%(f)
Net investment income	1.98%		2.47%	1.67	%(d)	1.72	%(d)	.41	%(b)(f)
Portfolio turnover rate	53%		54%	25%		29%		25%

See footnote summary on page 43.

42	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Commencement of distributions.

(f)	Annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2009 and November 30, 2008 by 0.01% and 0.01%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	43

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the AllianceBernstein Trust and Shareholders of the AllianceBernstein Global Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Global Value Fund (one of the funds constituting the AllianceBernstein Trust) (the “Fund”) as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Value Fund of the AllianceBernstein Trust at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2010

44	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For the fiscal year ended November 30, 2009, the Fund designates the maximum amount allowable but not less than $446,583 as eligible for the foreign tax credit and the related foreign source income of $6,499,985 in accordance with Section 853 of the Code.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2010.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	45

Tax Information

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS

Robert M. Keith,

President and Chief Executive Officer

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Sharon E. Fay(2), Senior Vice President

Kevin F. Simms(2), Senior Vice President

Henry S. D’Auria(2), Vice President Eric J. Franco(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Global Value Senior Investment Management Team. Ms. Fay and Messrs. D’Auria, Franco and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

46	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS,* AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES
Chairman of the Board William H. Foulk, Jr., #, *** 77 (2001)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2005. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	87	None

John H. Dobkin, # 67 (2001)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design.	85	None

Michael J. Downey, # 66 (2005)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	85	Asia Pacific Fund, Inc. and The Merger Fund

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was formerly a Director of the Intel Corporation (semi-conductors) until May 2008.	85	Cirrus Logic Corporation (semi-conductors)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	47

Management of the Fund

NAME, ADDRESS,* AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009-2010 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	85	None

Garry L. Moody, # 57 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	84	None

Marshall C. Turner, Jr., # 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	85	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

48	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Management of the Fund

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Earl D. Weiner, # 70 (2007)	Of Counsel and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	85	None

*	The address for each of the Fund’s Disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	49

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 49	President and Chief Executive Officer	Executive Vice President of AllianceBernstein L.P. (the “Adviser”)** and Head of AllianceBernstein Investments, Inc. (“ABI”)** since July 2008; Director of ABI** and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI** from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, a Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2005.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2005.

Sharon E. Fay 49	Senior Vice President	Executive Vice President of the Adviser**, with which she has been associated since prior to 2005.

Kevin F. Simms 43	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Henry S. D’Auria 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Eric J. Franco 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Emilie D. Wrapp 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2005.

50	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2005.

Phyllis J. Clarke 49	Controller	Vice President of ABIS**, with which she has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The	Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	51

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein Global Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Trustees on May 5-7, 2009.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

52	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets[4]	Net Assets 02/28/09 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$167.6	Global Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $101,853 (0.03% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal years:

Fund	Total Expense Ratio[5]			Fiscal Year End
Global Value Fund	Advisor Class A Class B Class C Class R Class K Class I	1.09 1.40 2.14 2.11 1.68 1.43 1.01	% % % % % % %	November 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting,

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	The advisor fee is based on the percentage of the Fund’s average daily net assets and is paid on a monthly basis.

5	Annualized.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	53

administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 28, 2009 net assets:

Fund	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Value Fund	$167.6	Global Value 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum account size: $25 m	0.519%	0.750%

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

54	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Global Value Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only:

Fund	Fee
Global Value Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as certain of the Funds are as follows:

Fund	ITM Mutual Fund	Fee[7]
Global Value Fund	Alliance Global Diversified Value[8]	0.10%[9]
	Alliance Global Value Stock[8]	0.30%[10]

7	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on April 8, 2009 by Reuters was ¥99.64 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $10.3 million.
8	This ITM fund is privately placed or institutional.

9	In addition to the 0.10%, the Adviser charges the institutional account 0.5175% for the first ¥2.5 billion, 0.375% for the next ¥2.5 billion, 0.3275% for the next ¥2.5 billion, 0.28% for the next ¥10 billion and 0.185% thereafter.

10	The fund is offered to two institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%. The first client is charged 0.33% for the first ¥2.5 billion, 0.195% for the next ¥2.5 billion, 0.105% for the next ¥5 billion and 0.06% thereafter. The second client is charged 0.40% for the first ¥2.5 billion, 0.25% for the next ¥2.5 billion, 0.15% for the next ¥5 billion and 0.10% thereafter.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	55

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationship. Also shown is what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on February 28, 2009 net assets and the Fund’s advisory fee:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Global Value Fund	Client #1	0.25% on 1st $500 million 0.225% on next $500 million 0.20% on next $4 billion 0.175% thereafter +/- Performance Fee[11]	0.250%[12]	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)13 at the approximate current asset level of the Fund.14

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the

11	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, over a 60 month rolling period. The performance adjustment factor can range from -60% to +60% of the base fee. The performance fee of the fund took effect on March 31, 2007.

12	The calculation excludes the performance fee.

13	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

14	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

56	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[15]	Lipper Exp. Group Median (%)	Rank
Global Value Fund[16]	0.750	0.900	2/7

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.17 A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.18 It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.19

Fund	Expense Ratio (%)[20]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Value Fund[21]	1.402	1.402	4/7	1.344	9/15

15	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

16	The Fund’s EG includes the Fund, three other Global Large-Cap Value Funds (“GLCV”), and three Global Multi-Cap Value Funds (“GMLV”).

17	It should be noted that the expansion of the Fund’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

18	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

19	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

20	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

21	The Fund’s EU includes the Fund, EG and all other GLCV and GMLV funds, excluding outliers.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	57

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $21 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI received from the Fund $3,622, $658,012 and $33,107 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

58	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $149,272 in fees from the Fund.22

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client, including the Fund. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,23 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli24 study on advisory fees and various fund

22	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $4,947 under the offset agreement between the Fund and ABIS.

23	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

24	The Deli study was originally published in 2002 based on 1997 data.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	59

characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.25 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Fund26 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)27 for the periods ended January 31, 2009.28

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-54.85	-46.21	-44.56	4/4	6/6
3 year	-20.45	-14.34	-14.34	4/4	6/6
5 year	-6.55	-4.70	-4.43	4/4	6/6

25	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

26	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

27	The Fund’s PG and PU are not identical to the Fund’s respective EG and EU as the criteria for including or excluding a fund in a PG or PU is somewhat different from that of an EG or EU.

28	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

60	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)29 versus its benchmark.30 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.31

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Global Value Fund	-54.85	-20.45	-6.55	-2.56	18.90	-0.42	5
MSCI World Index (Net)	-41.43	-12.15	-2.63	-1.19	14.83	-0.31	5
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2009

29	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

30	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2009.

31	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	61

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, the Ibero-America Fund was named The Spain Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

62	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	63

NOTES

64	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

ALLIANCEBERNSTEIN GLOBAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GV-0151-1109

ANNUAL REPORT

AllianceBernstein

International Value Fund

November 30, 2009

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 21, 2010

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein International Value Fund (the “Fund”) for the annual reporting period ended November 30, 2009.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. The Fund normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund invests in companies that are determined by the Bernstein research unit (“Bernstein”) to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. Bernstein may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities” and enter into forward commitments. The Fund may enter into derivative transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 4 provides performance for the Fund and its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, for the six- and 12-month periods ended November 30, 2009.

The Fund’s Class A shares without sales charges outperformed the benchmark for both the six- and 12-month periods ended November 30, 2009. The Fund’s outperformance since the market trough in March 2009 is even more pronounced.

In both periods, the premium was due to strong stock selection across a wide variety of industries, notably technology, capital equipment and finance, and was achieved without significant exposure to the riskiest stocks, some of which may still be vulnerable in today’s economic environment. The Fund does not employ leverage to produce returns.

Market Review and Investment Strategy

International equities sold off early in the 12-month reporting period ended November 30, 2009 as fears mounted

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	1

that the economic contraction would be even worse than expected. The market rebounded in March 2009 after thawing credit markets led investors to regain some appetite for risky assets. The market continued to rally as investors grew increasingly confident that the financial system and the global economy were on the mend. The rebound was led by beaten-down financial and cyclically sensitive stocks that had sold off precipitously during the downturn.

Despite the improvement in sentiment, investors remain anxious and there is an unusually wide divergence of opinion about the outlook for corporate earnings. In this environment, the Fund’s International Value Senior Investment Management Team is taking advantage of opportunities in a wide range of industries that offer attractive valuations and strong cash flows.

2	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be “value” stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. Substantially all of the Fund’s assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Fund may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have significant effect on the Fund’s net asset value. When a Fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. A Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2009	Returns
	6 Months	12 Months
AllianceBernstein International Value Fund
Class A	19.91%	38.55%

Class B*	19.38%	37.38%

Class C	19.45%	37.45%

Advisor Class**	20.03%	38.96%

Class R**	19.73%	38.25%

Class K**	19.89%	38.60%

Class I**	20.21%	39.17%

MSCI EAFE Index	19.65%	37.72%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

3/29/01* TO 11/30/09

*Since inception of the Fund’s Class A shares on 3/29/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Value Fund Class A shares (from 3/29/01* to 11/30/09) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	38.55%	32.71%
5 Years	0.99%	0.12%
Since Inception*	6.59%	6.06%

Class B Shares
1 Year	37.38%	33.38%
5 Years	0.24%	0.24%
Since Inception*(a)	5.92%	5.92%

Class C Shares
1 Year	37.45%	36.45%
5 Years	0.27%	0.27%
Since Inception*	5.87%	5.87%

Advisor Class Shares†
1 Year	38.96%	38.96%
5 Years	1.28%	1.28%
Since Inception*	6.94%	6.94%

Class R Shares†
1 Year	38.25%	38.25%
5 Years	0.75%	0.75%
Since Inception*	5.02%	5.02%

Class K Shares†
1 Year	38.60%	38.60%
Since Inception*	-0.77%	-0.77%

Class I Shares†
1 Year	39.17%	39.17%
Since Inception*	-0.44%	-0.44%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.39%, 2.19%, 2.13%, 1.09%, 1.53%, 1.21% and 0.85% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2009)
SEC Returns

Class A Shares
1 Year	28.49%
5 Years	-0.31%
Since Inception*	6.24%

Class B Shares
1 Year	29.23%
5 Years	-0.17%
Since Inception*(a)	6.10%

Class C Shares
1 Year	32.33%
5 Years	-0.16%
Since Inception*	6.05%

Advisor Class Shares†
1 Year	34.69%
5 Years	0.86%
Since Inception*	7.13%

Class R Shares†
1 Year	34.02%
5 Years	0.33%
Since Inception*	5.29%

Class K Shares†
1 Year	34.41%
Since Inception*	-0.32%

Class I Shares†
1 Year	34.94%
Since Inception*	0.00%

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2009		Ending Account Value November 30, 2009		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,199.12	$1,019.10	$6.56	$6.02
Class B	$1,000	$1,000	$1,193.82	$1,015.24	$10.78	$9.90
Class C	$1,000	$1,000	$1,194.54	$1,015.44	$10.56	$9.70
Advisor Class	$1,000	$1,000	$1,200.34	$1,020.61	$4.91	$4.51
Class R	$1,000	$1,000	$1,197.33	$1,017.85	$7.93	$7.28
Class K	$1,000	$1,000	$1,198.94	$1,019.30	$6.34	$5.82
Class I	$1,000	$1,000	$1,202.10	$1,021.36	$4.09	$3.75
*	Expenses are equal to the classes’ annualized expense ratios of 1.19%, 1.96%, 1.92%, 0.89%, 1.44%, 1.15% and 0.74%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $4,318.6

*	All data are as of November 30, 2009. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.7% or less in the following countries: Belgium, Brazil, China, Denmark, Finland, Hong Kong, Israel, Kazakhstan, New Zealand, Norway, South Africa, Taiwan and Turkey.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	9

Portfolio Summary

TEN LARGEST HOLDINGS*

November 30, 2009 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Royal Dutch Shell PLC (Euronext Amsterdam) –Class A	$146,871,112	3.4%
Vodafone Group PLC	127,156,066	2.9
BNP Paribas SA	101,752,768	2.4
BP PLC	101,732,991	2.4
Sanofi-Aventis	100,413,128	2.3
BASF SE	90,439,653	2.1
Societe Generale – Class A	89,671,398	2.1
Allianz SE	85,257,231	2.0
GlaxoSmithKline PLC	81,586,522	1.9
Novartis AG	81,468,906	1.9
	$1,006,349,775	23.4%

*	Long-term investments.

10	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.4%
Financials – 28.2%
Capital Markets – 2.1%
Deutsche Bank AG	1,067,200	$77,364,915
Macquarie Group Ltd.	325,892	14,320,267

		91,685,182

Commercial Banks – 18.8%
Australia & New Zealand Banking Group Ltd.	2,654,700	53,811,593
Banca Popolare di Milano Scarl	2,774,300	21,634,935
Banco do Brasil SA	861,200	15,158,690
Banco Santander Central Hispano SA	3,907,135	67,259,262
Barclays PLC	8,722,500	42,626,813
BNP Paribas SA	1,225,752	101,752,768
Credit Agricole SA	3,045,416	63,311,452
Danske Bank A/S(a)	987,200	21,356,799
Hana Financial Group, Inc.	886,400	25,524,838
KB Financial Group, Inc.(a)	1,202,803	60,206,877
National Australia Bank Ltd.	2,582,900	67,684,801
National Bank of Canada	461,500	27,627,032
Societe Generale – Class A	1,267,915	89,671,398
Standard Bank Group Ltd.	1,357,763	17,608,430
Sumitomo Mitsui Financial Group, Inc.	1,365,300	44,632,514
Turkiye Garanti Bankasi AS	10,603,600	35,361,525
Turkiye Vakiflar Bankasi Tao – Class D(a)	9,164,200	18,292,765
UniCredito Italiano SpA(a)	11,587,800	39,827,488

		813,349,980

Consumer Finance – 0.8%
ORIX Corp.	518,570	35,748,626

Insurance – 3.9%
Allianz SE	691,345	85,257,231
Aviva PLC	4,047,928	24,838,547
Muenchener Rueckversicherungs AG (MunichRe)	287,600	45,124,025
Old Mutual PLC(a)	6,213,600	11,642,703

		166,862,506

Real Estate Investment Trusts (REITs) – 0.6%
Klepierre	265,400	10,647,545
Unibail-Rodamco	55,600	12,548,095

		23,195,640

Real Estate Management & Development – 2.0%
Agile Property Holdings Ltd.	8,908,000	12,168,317
Lend Lease Corp. Ltd.	1,775,400	14,678,839
Mitsui Fudosan Co. Ltd.	1,400,000	23,872,393

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

New World Development Co. Ltd.	2,575,000	$5,297,523
Sumitomo Realty & Development	1,704,000	29,239,553

		85,256,625

		1,216,098,559

Energy – 12.9%
Oil, Gas & Consumable Fuels – 12.9%
BP PLC	10,714,200	101,732,991
ENI SpA	2,482,800	61,591,825
KazMunaiGas Exploration Production (GDR)	778,000	18,749,800
LUKOIL (OTC US) (Sponsored ADR)	1,393,200	80,944,920
Nexen, Inc.	1,286,399	30,264,627
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	4,924,078	146,871,112
StatoilHydro ASA	2,929,600	72,156,658
Suncor Energy, Inc. (Toronto)	1,292,544	46,415,973

		558,727,906

Telecommunication Services – 12.7%
Diversified Telecommunication Services – 9.3%
Bezeq Israeli Telecommunication Corp. Ltd.	7,223,800	16,416,275
BT Group PLC	10,684,860	24,703,006
Deutsche Telekom AG	4,290,100	63,383,767
France Telecom SA	2,092,200	54,407,894
Nippon Telegraph & Telephone Corp.	1,550,200	66,714,778
Telecom Corp. of New Zealand Ltd.	9,308,777	16,576,707
Telecom Italia SpA (ordinary shares)	33,251,300	53,326,312
Telecom Italia SpA (savings shares)	15,850,100	17,939,383
Telefonica SA	2,039,200	58,621,426
Telstra Corp. Ltd.	5,456,600	17,020,326
TELUS Corp. – Class A	339,600	10,296,759

		399,406,633

Wireless Telecommunication Services – 3.4%
KDDI Corp.	3,906	21,087,202
Vodafone Group PLC	56,365,465	127,156,066

		148,243,268

		547,649,901

Consumer Discretionary – 9.5%
Automobiles – 2.6%
Bayerische Motoren Werke AG	448,800	21,152,853
Nissan Motor Co. Ltd.(a)	9,584,100	69,041,121
Renault SA(a)	493,300	23,947,672

		114,141,646

Hotels, Restaurants & Leisure – 1.1%
TABCORP Holdings Ltd.	1,944,300	12,782,915

12	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Thomas Cook Group PLC	4,287,355	$15,005,404
TUI Travel PLC	4,322,700	17,529,731

		45,318,050

Household Durables – 2.0%
Electrolux AB Series B(a)	1,467,500	36,034,558
Sharp Corp.	3,153,000	35,900,788
Sony Corp.	536,900	14,346,511

		86,281,857

Leisure Equipment & Products – 0.3%
Namco Bandai Holdings, Inc.	1,456,400	14,526,788

Media – 3.0%
Lagardere SCA	1,082,200	46,201,296
Vivendi	1,774,030	51,152,352
WPP PLC	3,463,404	32,501,190

		129,854,838

Specialty Retail – 0.2%
Esprit Holdings Ltd.	974,899	6,557,956

Textiles, Apparel & Luxury Goods – 0.3%
Yue Yuen Industrial Holdings Ltd.	4,583,000	12,919,004

		409,600,139

Health Care – 9.5%
Health Care Providers & Services – 0.5%
Celesio AG	792,400	20,883,241

Pharmaceuticals – 9.0%
AstraZeneca PLC	1,551,500	69,557,508
Bayer AG	711,400	54,494,819
GlaxoSmithKline PLC	3,940,600	81,586,522
Novartis AG	1,466,330	81,468,906
Sanofi-Aventis	1,327,582	100,413,128

		387,520,883

		408,404,124

Industrials – 6.8%
Aerospace & Defense – 1.3%
Bombardier, Inc. – Class B	4,283,100	18,181,058
Rolls-Royce Group PLC	4,730,000	36,959,427
Rolls-Royce Group PLC (C – Shares)(a)	283,800,000	466,879

		55,607,364

Air Freight & Logistics – 1.0%
Deutsche Post AG	2,243,910	42,012,501

Building Products – 0.8%
Cie de Saint-Gobain	632,800	34,426,797

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Electrical Equipment – 0.4%
Furukawa Electric Co. Ltd.	4,362,000	$16,083,826

Industrial Conglomerates – 0.4%
Bidvest Group Ltd.	1,130,998	18,321,725

Professional Services – 1.3%
Adecco SA	522,200	26,081,763
Randstad Holding NV(a)	722,300	31,581,816

		57,663,579

Trading Companies & Distributors – 1.6%
Mitsubishi Corp.	567,500	12,728,300
Mitsui & Co. Ltd.	1,691,900	22,281,252
Wolseley PLC(a)	1,810,346	34,673,585

		69,683,137

		293,798,929

Information Technology – 5.9%
Communications Equipment – 1.6%
Nokia OYJ	3,556,000	47,116,570
Telefonaktiebolaget LM Ericsson – Class B	2,384,000	23,150,233

		70,266,803

Computers & Peripherals – 1.1%
Toshiba Corp.(a)	8,898,000	46,894,996

Electronic Equipment, Instruments & Components – 1.3%
AU Optronics Corp.	54,091,480	55,830,595

Semiconductors & Semiconductor Equipment – 1.9%
Hynix Semiconductor, Inc.(a)	1,250,000	19,765,979
Samsung Electronics Co. Ltd.	104,070	64,346,642

		84,112,621

		257,105,015

Materials – 5.6%
Chemicals – 3.0%
BASF SE	1,496,200	90,439,653
Israel Chemicals Ltd.	2,030,900	26,188,418
Koninklijke Dsm NV	245,300	12,096,601
Mitsubishi Chemical Holdings Corp.	58,500	211,752

		128,936,424

Construction Materials – 0.4%
Fletcher Building Ltd.	2,802,400	15,837,083

Containers & Packaging – 0.4%
Amcor Ltd.	3,337,578	18,077,662

14	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 1.5%
BHP Billiton Ltd.	715,700	$26,980,967
MMC Norilsk Nickel (ADR)(a)	1,020,050	14,025,688
Xstrata PLC(a)	1,344,500	23,835,647

		64,842,302

Paper & Forest Products – 0.3%
Svenska Cellulosa AB – Class B	953,820	13,167,650

		240,861,121

Utilities – 4.3%
Electric Utilities – 3.7%
E.ON AG	1,851,100	73,234,478
Electricite de France	517,700	29,915,539
Enel SpA	6,836,400	41,035,687
The Tokyo Electric Power Co., Inc.	521,700	14,048,097

		158,233,801

Independent Power Producers & Energy Traders – 0.1%
Drax Group PLC	359,415	2,432,836

Multi-Utilities – 0.5%
RWE AG	258,440	23,727,356

		184,393,993

Consumer Staples – 4.0%
Food & Staples Retailing – 3.2%
Aeon Co. Ltd.	1,322,000	10,596,744
Casino Guichard Perrachon SA	344,700	29,593,419
Koninklijke Ahold NV	4,477,780	60,273,179
Metro AG	577,800	36,305,707

		136,769,049

Food Products – 0.8%
Associated British Foods PLC	2,815,201	37,304,889

		174,073,938

Total Common Stocks (cost $4,393,788,155)		4,290,713,625

RIGHTS – 0.0%
Financials – 0.0%
Diversified Financial Services – 0.0%
Fortis(a) (cost $0)	3,544,166	5

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.10%(b) (cost $18,548,877)	18,548,877	$18,548,877

Total Investments – 99.8% (cost $4,412,337,032)		4,309,262,507
Other assets less liabilities – 0.2%		9,297,015

Net Assets – 100.0%		$4,318,559,522

16	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at November 30, 2009	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	746	December 2009	$32,064,047	$31,364,399	$(699,648)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at November 30, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 12/15/09	534,573	$458,487,225	$488,997,298	$30,510,073
British Pound settling 12/15/09	25,060	40,923,481	41,222,933	299,452
British Pound settling 12/15/09	10,994	18,173,082	18,084,794	(88,288)
British Pound settling 12/15/09	15,912	26,373,663	26,174,753	(198,910)
Canadian Dollar settling 12/15/09	78,895	75,686,643	74,753,356	(933,287)
Euro settling 12/15/09	13,425	19,612,985	20,157,530	544,545
Euro settling 12/15/09	341,712	504,676,161	513,077,837	8,401,676
New Zealand Dollar settling 12/15/09	309,130	214,690,785	221,230,976	6,540,191
Norwegian Krone settling 12/15/09	549,517	90,567,285	96,776,563	6,209,278
Norwegian Krone settling 12/15/09	609,226	101,537,667	107,292,037	5,754,370
Swedish Krona settling 12/15/09	391,092	54,560,826	56,101,075	1,540,249
Swedish Krona settling 12/15/09	109,324	15,251,674	15,682,228	430,554
Swedish Krona settling 12/15/09	1,013,893	143,509,271	145,440,170	1,930,899

Sale Contracts:
Australian Dollar settling 12/15/09	16,075	14,206,763	14,704,505	(497,742)
Australian Dollar settling 12/15/09	50,256	46,039,522	45,971,361	68,161
British Pound settling 12/15/09	270,517	444,099,643	444,992,186	(892,543)
British Pound settling 12/15/09	65,287	107,925,940	107,395,117	530,823
Canadian Dollar settling 12/15/09	162,208	150,468,451	153,692,787	(3,224,336)
Euro settling 12/15/09	222,488	316,384,611	334,063,954	(17,679,343)
Euro settling 12/15/09	16,139	23,027,125	24,232,580	(1,205,455)
Euro settling 12/15/09	187,919	268,784,304	282,158,877	(13,374,573)
Japanese Yen settling 12/15/09	1,810,608	19,037,789	20,947,851	(1,910,062)
Japanese Yen settling 12/15/09	19,603,820	212,897,558	226,806,625	(13,909,067)
Japanese Yen settling 12/15/09	4,462,335	49,051,741	51,627,037	(2,575,296)
New Zealand Dollar settling 12/15/09	22,853	16,749,421	16,354,904	394,517

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	17

Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at November 30, 2009	Unrealized Appreciation/ (Depreciation)
New Zealand Dollar settling 12/15/09	29,729	$22,355,911	$21,275,760	$1,080,151
Norwegian Krone settling 12/15/09	117,519	20,679,043	20,696,511	(17,468)
Swedish Krona settling 12/15/09	109,324	15,279,385	15,682,228	(402,843)
Swiss Franc settling 12/15/09	13,899	13,575,098	13,838,780	(263,682)
Swiss Franc settling 3/15/10	16,113	15,868,936	16,053,379	(184,443)

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

18	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2009

Assets
Investments in securities, at value
Unaffiliated issuers (cost $4,393,788,155)	$4,290,713,630
Affiliated issuers (cost $18,548,877)	18,548,877
Cash	3,117,327 (a)
Foreign currencies, at value (cost $9,184,483)	9,249,715
Unrealized appreciation of forward currency exchange contracts	64,234,939
Receivable for investment securities sold and foreign currency transactions	17,173,411
Dividends receivable	15,932,525
Receivable for shares of beneficial interest sold	4,761,711

Total assets	4,423,732,135

Liabilities
Unrealized depreciation of forward currency exchange contracts	57,357,338
Payable for shares of beneficial interest redeemed	42,954,203
Advisory fee payable	2,534,252
Distribution fee payable	917,135
Payable for variation margin on futures contracts	370,861
Transfer Agent fee payable	298,525
Administrative fee payable	14,608
Payable for investment securities purchased and foreign currency transactions	5,248
Accrued expenses	720,443

Total liabilities	105,172,613

Net Assets	$4,318,559,522

Composition of Net Assets
Paid-in capital	$8,734,367,874
Undistributed net investment income	42,303,597
Accumulated net realized loss on investment and foreign currency transactions	(4,361,513,865)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(96,598,084)

$4,318,559,522

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,809,963,565	133,618,404	$13.55	*

B	$87,475,065	6,666,495	$13.12

C	$358,949,668	27,325,670	$13.14

Advisor	$1,195,543,812	86,383,742	$13.84

R	$106,675,228	7,955,900	$13.41

K	$183,997,043	13,625,712	$13.50

I	$575,955,141	42,111,094	$13.68

(a)	An amount of $3,117,327 has been segregated to collateralize margin requirements for open futures contracts outstanding at November 30, 2009.

*	The maximum offering price per share for Class A shares was $14.15 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	19

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2009

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $15,404,546)	$139,360,234
Affiliated issuers	347,106
Interest	34,947	$139,742,287

Expenses
Advisory fee (see Note B)	31,403,844
Distribution fee—Class A	5,649,982
Distribution fee—Class B	850,176
Distribution fee—Class C	3,545,049
Distribution fee—Class R	882,952
Distribution fee—Class K	430,624
Transfer agency—Class A	4,426,395
Transfer agency—Class B	270,077
Transfer agency—Class C	958,776
Transfer agency—Advisor Class	2,823,490
Transfer agency—Class R	403,853
Transfer agency—Class K	307,177
Transfer agency—Class I	251,980
Printing	802,437
Custodian	664,516
Registration fees	216,797
Administrative	96,778
Audit	60,478
Trustees’ fees	51,316
Legal	41,855
Miscellaneous	173,857

Total expenses	54,312,409
Less: expenses waived and reimbursed by the Adviser (see Note B)	(737,564)

Net expenses		53,574,845

Net investment income		86,167,442

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(3,490,053,472	)(a)
Futures contracts		10,595,537
Foreign currency transactions		(358,139,055)
Net change in unrealized appreciation/depreciation of:
Investments		4,767,709,864
Futures contracts		232
Foreign currency denominated assets and liabilities		321,694,455

Net gain on investment and foreign currency transactions		1,251,807,561

Contributions from Adviser (see Note B)		710,079

Net Increase in Net Assets from Operations		$1,338,685,082

(a)	On December 31, 2008, the Fund had a redemption-in-kind with total proceeds in the amount of $24,662,741. The loss on investments of $25,948,930 will not be realized for tax purposes.

See notes to financial statements.

20	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2009	Year Ended November 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$86,167,442	$267,708,058
Net realized loss on investment and foreign currency transactions	(3,837,596,990)	(1,042,181,414)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	5,089,404,551	(6,641,325,325)
Contributions from Adviser (see Note B)	710,079	– 0	–

Net increase (decrease) in net assets from operations	1,338,685,082	(7,415,798,681)
Dividends and Distributions to Shareholders from
Net investment income
Class A	– 0	–	(87,084,220)
Class B	– 0	–	(2,737,561)
Class C	– 0	–	(11,375,185)
Advisor Class	– 0	–	(61,742,936)
Class R	– 0	–	(2,316,081)
Class K	– 0	–	(5,283,006)
Class I	– 0	–	(25,783,235)
Net realized gain on investment transactions
Class A	– 0	–	(261,502,906)
Class B	– 0	–	(14,595,674)
Class C	– 0	–	(60,648,288)
Advisor Class	– 0	–	(158,140,603)
Class R	– 0	–	(7,470,043)
Class K	– 0	–	(15,042,891)
Class I	– 0	–	(63,696,172)
Transactions in Shares of Beneficial Interest
Net decrease	(2,062,148,281)	(152,234,641)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	307,068	– 0	–

Total decrease	(723,156,131)	(8,345,452,123)
Net Assets
Beginning of period	5,041,715,653	13,387,167,776

End of period (including undistributed net investment income of $42,303,597 and $314,275,210, respectively)	$4,318,559,522	$5,041,715,653

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	21

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2009

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein International Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

22	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	23

Notes to Financial Statements

date. The disclosure requirements also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2009:

Investments in Securities	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks
Financials	$42,785,722	$1,173,312,837		$—	$1,216,098,559
Energy	95,430,400	463,297,506		—	558,727,906
Telecommunication Services	10,296,759	537,353,142		—	547,649,901
Consumer Discretionary	—	409,600,139		—	409,600,139
Health Care	—	408,404,124		—	408,404,124
Industrials	18,181,058	275,617,871		—	293,798,929
Information Technology	—	257,105,015		—	257,105,015
Materials	—	240,861,121		—	240,861,121
Utilities	—	184,393,993		—	184,393,993
Consumer Staples	—	174,073,938		—	174,073,938
Rights	—	—		5	5
Short-Term Investments	18,548,877	—		—	18,548,877

Total Investments in Securities	185,242,816	4,124,019,686	+	5	4,309,262,507
Other Financial Instruments*:
Assets	—	64,234,939		—	64,234,939
Liabilities	(699,648)	(57,357,338)		—	(58,056,986)

Total	$184,543,168	$4,130,897,287		$5	$4,315,440,460

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

24	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Rights	Total
Balance as of 11/30/08	$—	$—
Accrued discounts /premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	—	—
Net purchases (sales)	—	—
Net transfers in and/or out of Level 3	5	5

Balance as of 11/30/09	$5	$5

Net change in unrealized appreciation/depreciation from Investments held as of 11/30/09*	$—	$—

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	25

Notes to Financial Statements

investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total

26	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

operating expenses on an annual basis to 1.20%, 1.90%, 1.90%, .90%, 1.40%, 1.15% and .90% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps expired on January 1, 2009. For the year ended November 30, 2009, such reimbursement amounted to $737,564.

During the year ended November 30, 2009, the Adviser reimbursed the Fund $710,079 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2009, such fee amounted to $96,778.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $3,275,960 for the year ended November 30, 2009.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $12,055 from the sale of Class A shares and received $115,131, $177,812 and $62,842 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2009.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. — Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2009 is as follows:

Market Value November 30, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2009 (000)	Dividend Income (000)
$ 348,793	$1,635,404	$1,965,648	$18,549	$347

Brokerage commissions paid on investment transactions for the year ended November 30, 2009 amounted to $5,903,812, of which $0 and $142,034, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	27

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $2,786,616, $5,748,287, $1,720,575 and $1,922,789 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2009 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$2,083,113,494		$3,964,567,382
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost	$4,514,241,466

Gross unrealized appreciation	$351,237,419
Gross unrealized depreciation	(556,216,378)

Net unrealized depreciation	$(204,978,959)

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct

28	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures Contracts

The Fund may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions.”

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	29

Notes to Financial Statements

currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

At November 30, 2009, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$64,234,939	Unrealized depreciation of forward currency exchange contracts	$57,357,338

Equity contracts			Payable for variation margin on futures contracts	699,648	*

Total		$64,234,939		$58,056,986

*	Only variation margin receivable/payable at period end is reported within the statement of assets & liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in portfolio of investments.

The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2009:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(359,691,138)	$321,152,808

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	10,595,537	232

Total		$(349,095,601)	$321,153,040

30	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

For the year ended November 30, 2009, the average monthly principal amount of foreign currency exchange contracts was $3,312,956,177 and average monthly original value of futures contracts was $42,329,014.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Year Ended November 30, 2009		Year Ended November 30, 2008	Year Ended November 30, 2009		Year Ended November 30, 2008

Class A
Shares sold	51,867,176		82,415,077	$530,919,365		$1,500,308,885

Shares issued in reinvestment of dividends and distributions	– 0	–	14,811,789	– 0	–	324,822,519

Shares converted from Class B	638,981		1,251,538	6,935,468		23,451,550

Shares redeemed	(135,431,011)		(132,420,786)	(1,410,379,699)		(2,292,777,602)

Net decrease	(82,924,854)		(33,942,382)	$(872,524,866)		$(444,194,648)

Class B
Shares sold	241,405		640,826	$2,514,121		$12,321,007

Shares issued in reinvestment of dividends and distributions	– 0	–	742,459	– 0	–	16,007,418

Shares converted to Class A	(657,059)		(1,276,719)	(6,935,468)		(23,451,550)

Shares redeemed	(2,817,091)		(4,244,791)	(28,449,393)		(72,037,975)

Net decrease	(3,232,745)		(4,138,225)	$(32,870,740)		$(67,161,100)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	31

Notes to Financial Statements

	Shares			Amount
	Year Ended November 30, 2009		Year Ended November 30, 2008	Year Ended November 30, 2009		Year Ended November 30, 2008

Class C
Shares sold	2,558,491		8,361,931	$26,709,464		$161,348,139

Shares issued in reinvestment of dividends and distributions	– 0	–	2,070,287	– 0	–	44,656,098

Shares redeemed	(19,112,966)		(24,608,181)	(192,169,578)		(409,417,112)

Net decrease	(16,554,475)		(14,175,963)	$(165,460,114)		$(203,412,875)

Advisor Class
Shares sold	31,251,123		73,445,830	$327,923,758		$1,349,381,775

Shares issued in reinvestment of dividends and distributions	– 0	–	9,255,953	– 0	–	206,222,629

Shares redeemed	(87,173,376)		(91,005,502)	(900,260,931)		(1,569,607,247)

Net decrease	(55,922,253)		(8,303,719)	$(572,337,173)		$(14,002,843)

Class R
Shares sold	7,480,453		16,733,599	$76,933,180		$290,468,540

Shares issued in reinvestment of dividends and distributions	– 0	–	448,828	– 0	–	9,784,455

Shares redeemed	(17,818,545)		(5,766,397)	(207,310,038)		(88,547,473)

Net increase (decrease)	(10,338,092)		11,416,030	$(130,376,858)		$211,705,522

Class K
Shares sold	4,051,591		6,686,518	$42,625,464		$123,897,064

Shares issued in reinvestment of dividends and distributions	– 0	–	930,813	– 0	–	20,328,949

Shares redeemed	(7,209,683)		(4,948,632)	(79,378,635)		(88,976,493)

Net increase (decrease)	(3,158,092)		2,668,699	$(36,753,171)		$55,249,520

Class I
Shares sold	10,851,253		34,675,164	$116,073,009		$667,623,678

Shares issued in reinvestment of dividends and distributions	– 0	–	3,791,926	– 0	–	83,270,705

Shares redeemed	(34,929,705)		(30,576,483)	(367,898,368)		(441,312,600)

Net increase (decrease)	(24,078,452)		7,890,607	$(251,825,359)		$309,581,783

32	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

For the year ended November 30, 2009, the Fund received $307,068 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	33

Notes to Financial Statements

related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2009.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2009 and November 30, 2008 were as follows:

	2009			2008
Distributions paid from:
Ordinary income	$	– 0	–	$246,454,041
Long-term capital gains		– 0	–	530,964,760

Total taxable distributions		– 0	–	777,418,801

Total distributions paid	$	– 0	–	$777,418,801

As of November 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$55,428,545
Accumulated capital and other losses	(4,265,862,028	)(a)
Unrealized appreciation/(depreciation)	(205,374,869	)(b)

Total accumulated earnings/(deficit)	$(4,415,808,352)

(a)

On November 30, 2009, the Fund had a net capital loss carryforward for federal income tax purposes of $4,265,862,028 of which $910,262,011 expires in the year 2016 and $3,355,600,017 expires in the year 2017. The Fund had capital loss carryforwards of $24,027,449 expire in the fiscal year ended November 30, 2009. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments and the tax treatment of Passive Foreign Investment Companies (“PFICs”).

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency, the tax treatment of redemption in kind distributions, contributions from advisor, and the expiration of capital loss carryforwards resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investments and foreign currency transactions and a net decrease to paid in capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance

34	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	35

Notes to Financial Statements

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through January 26, 2010, the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

36	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended November 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 9.78	$ 24.18	$ 23.05	$ 18.10	$ 16.22

Income From Investment Operations
Net investment income(a)	.20	(b)	.45	.50	.39	(b)	.26	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.57	(13.46)	2.18	5.80	2.15
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	3.77	(13.01)	2.68	6.19	2.41

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.34)	(.40)	(.23)	(.17)
Distributions from net realized gain on investment transactions	– 0	–	(1.05)	(1.15)	(1.01)	(.36)

Total dividends and distributions	– 0	–	(1.39)	(1.55)	(1.24)	(.53)

Net asset value, end of period	$ 13.55	$ 9.78	$ 24.18	$ 23.05	$ 18.10

Total Return
Total investment return based on net asset value(d)	38.55	%*	(56.98)%	12.23%	36.20%	15.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,809,964	$2,118,101	$6,056,019	$3,285,006	$1,262,495
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.27%	1.14%	1.11%	1.19	%(e)	1.20%
Expenses, before waivers/reimbursements	1.29%	1.14%	1.11%	1.19	%(e)	1.37%
Net investment income	1.89	%(b)	2.45%	2.11%	1.92	%(b)(e)	1.57	%(b)
Portfolio turnover rate	48%	38%	21%	23%	26%

See footnote summary on page 44.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	37

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Year Ended November 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 9.55	$ 23.65	$ 22.63	$ 17.81	$ 15.99

Income From Investment Operations
Net investment income(a)	.12	(b)	.30	.30	.25	(b)	.16	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.45	(13.16)	2.16	5.70	2.11
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	3.57	(12.86)	2.46	5.95	2.27

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.19)	(.29)	(.12)	(.09)
Distributions from net realized gain on investment transactions	– 0	–	(1.05)	(1.15)	(1.01)	(.36)

Total dividends and distributions	– 0	–	(1.24)	(1.44)	(1.13)	(.45)

Net asset value, end of period	$ 13.12	$ 9.55	$ 23.65	$ 22.63	$ 17.81

Total Return
Total investment return based on net asset value(d)	37.38	%*	(57.30)%	11.38%	35.22%	14.52%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$87,475	$94,538	$331,999	$302,072	$192,192
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.04%	1.88%	1.84%	1.90	%(e)	1.90%
Expenses, before waivers/reimbursements	2.07%	1.88%	1.84%	1.90	%(e)	2.09%
Net investment income	1.10	%(b)	1.66%	1.30%	1.22	%(b)(e)	.98	%(b)
Portfolio turnover rate	48%	38%	21%	23%	26%

See footnote summary on page 44.

38	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended November 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 9.56	$ 23.66	$ 22.63	$ 17.81	$ 15.99

Income From Investment Operations
Net investment income(a)	.12	(b)	.32	.33	.25	(b)	.16	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.46	(13.18)	2.14	5.70	2.11
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	3.58	(12.86)	2.47	5.95	2.27

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.19)	(.29)	(.12)	(.09)
Distributions from net realized gain on investment transactions	– 0	–	(1.05)	(1.15)	(1.01)	(.36)

Total dividends and distributions	– 0	–	(1.24)	(1.44)	(1.13)	(.45)

Net asset value, end of period	$ 13.14	$ 9.56	$ 23.66	$ 22.63	$ 17.81

Total Return
Total investment return based on net asset value(d)	37.45	%*	(57.27)%	11.43%	35.22%	14.52%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$358,950	$419,340	$1,373,558	$775,322	$315,390
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.00%	1.86%	1.82%	1.89	%(e)	1.90%
Expenses, before waivers/reimbursements	2.02%	1.86%	1.82%	1.89	%(e)	2.07%
Net investment income	1.13	%(b)	1.72%	1.40%	1.22	%(b)(e)	.95	%(b)
Portfolio turnover rate	48%	38%	21%	23%	26%

See footnote summary on page 44.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	39

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 9.96	$ 24.60	$ 23.41	$ 18.34	$ 16.41

Income From Investment Operations
Net investment income(a)	.24	(b)	.52	.58	.46	(b)	.37	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.64	(13.71)	2.20	5.89	2.12
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	3.88	(13.19)	2.78	6.35	2.49

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.40)	(.44)	(.27)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	(1.05)	(1.15)	(1.01)	(.36)

Total dividends and distributions	– 0	–	(1.45)	(1.59)	(1.28)	(.56)

Net asset value, end of period	$ 13.84	$ 9.96	$ 24.60	$ 23.41	$ 18.34

Total Return
Total investment return based on net asset value(d)	38.96	%*	(56.87)%	12.52%	36.65%	15.66%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,195,544	$1,417,977	$3,704,600	$1,851,774	$712,775
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.97%	.84%	.82%	.89	%(e)	.90%
Expenses, before waivers/reimbursements	.99%	.84%	.82%	.89	%(e)	1.04%
Net investment income	2.14	%(b)	2.77%	2.41%	2.21	%(b)(e)	2.21	%(b)
Portfolio turnover rate	48%	38%	21%	23%	26%

See footnote summary on page 44.

40	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended November 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 9.70	$ 24.02	$ 22.98	$ 18.09	$ 16.23

Income From Investment Operations
Net investment income(a)(b)	.20	.35	.45	.30	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.51	(13.30)	2.15	5.83	2.16
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	3.71	(12.95)	2.60	6.13	2.38

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.32)	(.41)	(.23)	(.16)
Distributions from net realized gain on investment transactions	– 0	–	(1.05)	(1.15)	(1.01)	(.36)

Total dividends and distributions	– 0	–	(1.37)	(1.56)	(1.24)	(.52)

Net asset value, end of period	$ 13.41	$ 9.70	$ 24.02	$ 22.98	$ 18.09

Total Return
Total investment return based on net asset value(d)	38.25	%*	(57.08)%	11.88%	35.87%	15.09%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$106,675	$177,471	$165,221	$44,196	$4,115
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.47%	1.40%	1.40%	1.40	%(e)	1.40%
Expenses, before waivers/reimbursements	1.48%	1.46%	1.41%	1.50	%(e)	1.66%
Net investment income(b)	1.78%	2.10%	1.89%	1.47	%(e)	1.30%
Portfolio turnover rate	48%	38%	21%	23%	26%

See footnote summary on page 44.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	41

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended November 30,	March 1, 2005(f) to November 30, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 9.74	$ 24.10	$ 23.02	$ 18.11	$ 17.14

Income From Investment Operations
Net investment income(a)	.22	(b)	.46	(b)	.53	.27	(b)	.11	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.54	(13.41)	2.15	5.93	.86
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	3.76	(12.95)	2.68	6.20	.97

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.36)	(.45)	(.28)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(1.05)	(1.15)	(1.01)	– 0	–

Total dividends and distributions	– 0	–	(1.41)	(1.60)	(1.29)	– 0	–

Net asset value, end of period	$ 13.50	$ 9.74	$ 24.10	$ 23.02	$ 18.11

Total Return
Total investment return based on net asset value(d)	38.60	%*	(56.97)%	12.24%	36.30%	5.66%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$183,997	$163,512	$340,196	$72,884	$106
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.17%	1.15%	1.10%	1.13	%(e)	1.15	%(g)
Expenses, before waivers/reimbursements	1.18%	1.16%	1.10%	1.13	%(e)	1.42	%(g)
Net investment income	2.02	%(b)	2.50	%(b)	2.19%	1.40	%(b)(e)	1.07	%(b)(g)
Portfolio turnover rate	48%	38%	21%	23%	26%

See footnote summary on page 44.

42	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended November 30,	March 1, 2005(f) to November 30, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 9.83	$ 24.28	$ 23.12	$ 18.14	$ 17.14

Income From Investment Operations
Net investment income(a)	.25	.54	.58	.47	(b)	.09	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.60	(13.52)	2.18	5.81	.91
Contributions from Adviser	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	3.85	(12.98)	2.76	6.28	1.00

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.42)	(.45)	(.29)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(1.05)	(1.15)	(1.01)	– 0	–

Total dividends and distributions	– 0	–	(1.47)	(1.60)	(1.30)	– 0	–

Net asset value, end of period	$ 13.68	$ 9.83	$ 24.28	$ 23.12	$ 18.14

Total Return
Total investment return based on net asset value(d)	39.17	%*	(56.81)%	12.60%	36.73%	5.83%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$575,955	$650,777	$1,415,575	$638,419	$180,185
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.80%	.76%	.75%	.82	%(e)	.90	%(g)
Expenses, before waivers/reimbursements	.80%	.76%	.75%	.82	%(e)	1.00	%(g)
Net investment income	2.31%	2.93%	2.43%	2.27	%(b)(e)	.75	%(b)(g)
Portfolio turnover rate	48%	38%	21%	23%	26%

See footnote summary on page 44.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	43

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Commencement of distributions.

(g)	Annualized.

*	Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the year ended November 30, 2009 by 0.02%.

See notes to financial statements.

44	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the AllianceBernstein Trust and Shareholders of the AllianceBernstein International Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein International Value Fund (one of the funds constituting the AllianceBernstein Trust) (the “Fund”) as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein International Value Fund of the AllianceBernstein Trust at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2010

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	45

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For the fiscal year ended November 30, 2009, the Fund designates $15,071,770 as foreign tax credit with the associated foreign gross income of $155,111,886.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2009. Complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

46	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Tax Information

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

John H. Dobkin (1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Sharon E. Fay(2) , Senior Vice President

Joseph G. Paul(2), Senior Vice President

Kevin F. Simms(2) , Senior Vice President

Henry S. D’Auria(2), Vice President

Eric J. Franco(2) , Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of and investment decisions for the Fund’s portfolio are made by the International Value Senior Investment Management Team. Ms. Fay and Messrs. D’Auria, Franco, Paul and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	47

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES
Chairman of the Board William H. Foulk, Jr., #, *** 77 (2001)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2005. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	87	None

John H. Dobkin, # 67 (2001)	Consultant. Formerly, President Save Venice, Inc. (preservation organization) from 2001-2002, of Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design.	85	None

Michael J. Downey, # 66 (2005)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	85	Asia Pacific Fund, Inc., and The Merger Fund

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was formerly a Director of the Intel Corporation (semi- conductors) until May 2008.	85	Cirrus Logic Corporation (semi- conductors)

48	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009-2010 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors Bar of and member of the Council (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	85	None

Garry L. Moody, # 57 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	84	None

Marshall C. Turner, Jr., # 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	85	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	49

Management of the Fund

NAME, ADDRESS*, AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Earl D. Weiner, # 70 (2007)	Of Counsel and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	85	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

50	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 49	President and Chief Executive Officer	Executive Vice President of AllianceBernstein L.P. (the “Adviser”)** and head of AllianceBernstein Investments, Inc. (“ABI”)** since July 2008; Director of ABI** and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI** from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, a Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2005.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, LP since prior to 2005.

Sharon E. Fay 49	Senior Vice President	Executive Vice President of the Adviser**, with which she has been associated since prior to 2005.

Joseph G. Paul 50	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Kevin F. Simms 43	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Henry S. D’Auria 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Eric J. Franco 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	51

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Emilie D. Wrapp 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2005.

Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2005.

Phyllis J. Clarke 49	Controller	Vice President of ABIS**, with which she has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

52	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein International Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Trustees on May 5-7, 2009.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	53

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets[4]	Net Assets 02/28/09 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$3,753.4	International Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $108,208 (0.001% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios, for the most recently completed fiscal year:

Fund	Total Expense Ratio[5]			Fiscal Year End
International Value Fund	Advisor Class A Class B Class C Class R Class K Class I	0.84 1.14 1.88 1.86 1.46 1.16 0.76	% % % % % % %	November 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting,

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	The advisory fee is based on a percentage of the Fund’s net assets and is paid on a monthly basis.

5	Annualized.

54	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 28, 2009 net assets:

Fund	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
International Value Fund	$3,753.4	International Strategic Value 90 bp on 1st $25 million 70 bp on next $25 million 60 bp on next $50 million 50 bp on the balance Minimum Account Size: $25m	0.505%	0.717%

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	55

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a similar investment style as the Fund.7 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
International Value Fund	International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.717%	0.717%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ITM Mutual Fund	Fee[8]
International Value Fund	Bernstein Kokusai Strategic Value[9]	0.95% on first ¥1 billion 0.85% on next ¥1.5 billion 0.75% on next ¥2.5 billion 0.60% on next ¥5 billion 0.50% thereafter

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Fund had the fee schedule of the

7	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.
8	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on April 8, 2009 by Reuters was ¥99.64 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $10.3 million.

9	This ITM fund is privately placed or institutional.

56	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

sub-advisory relationships been applicable to the Fund based on February 29, 2008 net assets and the Fund’s advisory fee:

Fund		Fee Schedule	Effective Sub-Adv. Fee		Fund Advisory Fee
International Value Fund	Client # 1	0.65% on 1st $75 million 0.50% on next $25 million 0.40% on next $200 million 0.35% on next $450 million 0.30% thereafter	0.320%		0.717%

	Client # 2[10],[11]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.493%		0.717%

	Client # 3	0.45% on 1st $200 million 0.36% on next $300 million 0.32% thereafter	0.330%		0.717%

	Client # 4	0.55% on 1st $150 million 0.50% on next $150 million 0.45% thereafter	0.456%		0.717%

	Client # 5	0.50%	0.500%		0.717%

	Client # 6	0.30%	0.300%		0.717%

	Client # 7	0.22% on 1st $1 billion 0.18% on next $1.5 billion 0.16% thereafter +/- Performance Fee[12]	0.184%	[13]	0.717%

	Client # 8	0.60% on 1st $50 million 0.40% on next $50 million 0.30% on next $300 million 0.25% thereafter	0.261%		0.717%

	Client # 9	0.50% on 1st $100 million 0.46% on next $300 million 0.41% thereafter	0.416%		0.717%

10	Assets are aggregated with other similar managed accounts of the client for purposes of calculating the investment advisory fee.

11	The Client is an affiliate of the Adviser.

12	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark over a 60 month rolling period. The performance adjustment factor can range from -60% to +60% of the base fee.

13	The calculation excludes the performance fee.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	57

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
	Client # 10	0.72% on 1st $25 million 0.54% on next $25 million 0.45% on next $50 million 0.36% on the balance	0.365%	0.717%

	Client # 11	0.35% on 1st $1 billion 0.30% on next $1 billion 0.25% thereafter	0.290%	0.717%

	Client # 12	0.35% on 1st $1 billion 0.325% on the balance	0.332%	0.717%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)14 at the approximate current asset level of the Fund.15

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

14	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

58	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

The Fund’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[16]	Lipper Exp. Group Median (%)	Rank
International Value Fund[17]	0.706	0.859	4/15

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.18 A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.19 It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the

16	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

17	The Fund’s EG includes the Fund, two other International Large-Cap Value Fund (“ILCV”), one International Large-Cap Core Fund (“ILCC”), six International Multi-Cap Growth Funds (“IMLG”) and four International Multi-Cap Value Funds (“IMLV”) and one International Large-Cap Growth Fund (ILCG).

18	It should be noted that the expansion of the Fund’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

19	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	59

differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.20

Fund	Expense Ratio (%)[21]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Value Fund[22]	1.140	1.369	2/15	1.456	7/62

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates

20	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

21	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

22	The Fund’s EU includes the Fund, EG and all other ILCV, IMLG, IMLV, ILCC and ILCG funds, excluding outliers.

60	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $21 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI received from the Fund $73,095, $27,843,661 and $795,654 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $4,634,813 in fees from the Fund.23

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

23	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $148,907 under the offset agreement between the Fund and ABIS.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	61

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,24 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli25 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.26 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

24	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

25	The Deli study was originally published in 2002 based on 1997 data.

26	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

62	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Fund27 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)28 for the periods ended January 31, 2009.29

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-55.63	-47.55	-45.16	3/3	13/13
3 year	-19.02	-15.22	-13.21	3/3	8/8
5 year	-3.89	-2.51	-1.58	3/3	8/8

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)30 versus its benchmark.31 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.32

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
International Value Fund	-55.63	-19.02	-3.89	1.83	20.46	-0.24	5
MSCI EAFE Index (Net)	-43.74	-12.25	-0.70	0.47	16.92	-0.14	5
Inception Date: March 29, 2001

27	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

28	The Fund’s PG and PU are not identical to the Fund’s respective EG and EU as the criteria for including or excluding a fund in a PG or PU is somewhat different from that of an EG or EU.

29	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.
30	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

31	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2009.

32	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	63

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2009

64	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, the Ibero-America Fund was named The Spain Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	65

AllianceBernstein Family of Funds

NOTES

66	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	67

NOTES

68	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IV-0151-1109

ANNUAL REPORT

AllianceBernstein

Small/Mid Cap Value Fund

November 30, 2009

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein, L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 20, 2010

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Small/Mid Cap Value Fund (the “Fund”) for the annual reporting period ended November 30, 2009.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies, generally representing 60 to 125 companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies.

The Fund invests in companies that are determined by AllianceBernstein L.P. (the “Adviser”) to be undervalued, using the fundamental value approach of the Adviser’s Bernstein unit (“Bernstein”). In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Fund may invest in securities issued by non-US companies and may enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 4 shows the Fund’s performance compared to the benchmark, the Russell 2500 Value Index, for the six- and 12-month periods ended November 30, 2009. For addi-

tional comparison, returns for the Russell 2500 Index are shown for the same time periods.

The Fund’s Class A shares without sales charges outperformed the benchmark for the six- and 12-month periods ended November 30, 2009. The Fund’s outperformance for the 12-month period was more pronounced, as stock selection in every sector but consumer growth was positive.

The cyclical tilt to the Fund drove its premium for both the six- and 12-month periods, as well as strong stock selection. Technology was the largest source of outperformance for both time frames. The Fund’s underweight and stock selection in financials was also a significant source of outperformance. The Fund does not employ leverage to produce returns.

Market Review and Investment Strategy

US small-cap equities, like equities globally, sold off early in the 12-month period ended November 30, 2009, as fears mounted that the economic contraction would be even worse than expected. The market rebounded in March 2009 after thawing credit markets led investors to regain some appetite for risky assets. The market continued to rally as investors grew increasingly confident that the financial system and the global economy were on the mend. The rebound was led by beaten-down, cyclically sensitive stocks that had sold off precipitously during the downturn.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	1

Today, the systemic threats that drove widespread panic a year ago have faded into the background. Still, the normalization process takes time and is never smooth. That’s why value recoveries tend to last so long. The past six global value market recoveries averaged about five years. Value’s outperformance during these periods was driven mostly by stock selection and more than made up for the preceding periods of underperformance. The Fund retains a bias toward cyclicals in order to capture the benefits of an economic recovery.

2	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

Fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 2500 Value Index nor the Russell 2500 Index reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index contains those securities in the Russell 2500 Index with a less-than-average growth orientation. The Russell 2500 Index is a capitalization-weighted index that includes 2,500 small- and mid-capitalization US stocks. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. The Fund concentrates its investments in the stocks of small- to mid- capitalization companies, which tend to be more volatile than large-cap companies. Small- and mid-cap stocks may have additional risks because small- and mid-cap companies tend to have limited product lines, markets or financial resources. The Fund can invest in foreign securities, which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Fund may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Fund’s net asset value. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2009	Returns
	6 Months	12 Months
AllianceBernstein Small/Mid Cap Value Fund*
Class A	20.46%	44.38%

Class B**	20.36%	44.11%

Class C	20.04%	43.44%

Advisor Class†	20.54%	44.78%

Class R†	20.35%	44.19%

Class K†	20.50%	44.51%

Class I†	20.61%	44.86%

Russell 2500 Value Index	20.24%	26.46%

Russell 2500 Index	19.01%	32.16%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six- and 12-month periods ended November 30, 2009, by 0.01% and 0.01%, respectively.

** Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

3/29/01* TO 11/30/09

*Since inception of the Fund’s Class A shares on 3/29/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small/Mid Cap Value Fund Class A shares (from 3/29/01* to 11/30/09) as compared to the performance of the Fund’s benchmark, the Russell 2500 Value Index, in addition to the Russell 2500 Index for comparison. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	44.38%	38.21%
5 Years	2.36%	1.48%
Since Inception*	8.51%	7.98%

Class B Shares
1 Year	44.11%	40.11%
5 Years	1.93%	1.93%
Since Inception*(a)	7.93%	7.93%

Class C Shares
1 Year	43.44%	42.44%
5 Years	1.64%	1.64%
Since Inception*	7.75%	7.75%

Advisor Class Shares†
1 Year	44.78%	44.78%
5 Years	2.66%	2.66%
Since Inception*	8.83%	8.83%

Class R Shares†
1 Year	44.19%	44.19%
5 Years	2.20%	2.20%
Since Inception*	5.50%	5.50%

Class K Shares†
1 Year	44.51%	44.51%
Since Inception*	1.54%	1.54%

Class I Shares†
1 Year	44.86%	44.86%
Since Inception*	1.78%	1.78%

The Fund’s total annual operating ratios are 1.34%, 2.06%, 2.05%, 1.04%, 1.54%, 1.26% and 0.92% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, per the prospectus, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s operating expense ratios to 1.15%, 1.85%, 1.85%, 0.85%, 1.35%, 1.10% and 0.85% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2009)
SEC Returns

Class A Shares
1 Year	35.76%
5 Years	2.20%
Since Inception*	8.70%

Class B Shares
1 Year	37.54%
5 Years	2.67%
Since Inception*(a)	8.66%

Class C Shares
1 Year	39.82%
5 Years	2.37%
Since Inception*	8.47%

Advisor Class Shares†
1 Year	42.23%
5 Years	3.40%
Since Inception*	9.56%

Class R Shares†
1 Year	41.57%
5 Years	2.94%
Since Inception*	6.54%

Class K Shares†
1 Year	41.84%
Since Inception*	2.89%

Class I Shares†
1 Year	42.27%
Since Inception*	3.14%

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2009		Ending Account Value November 30, 2009		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,204.59	$1,019.30	$6.36	$5.82
Class B	$1,000	$1,000	$1,203.61	$1,018.75	$6.96	$6.38
Class C	$1,000	$1,000	$1,200.38	$1,015.79	$10.20	$9.35
Advisor Class	$1,000	$1,000	$1,205.43	$1,020.81	$4.70	$4.31
Class R	$1,000	$1,000	$1,203.52	$1,018.30	$7.46	$6.83
Class K	$1,000	$1,000	$1,204.98	$1,019.55	$6.08	$5.57
Class I	$1,000	$1,000	$1,206.07	$1,020.81	$4.70	$4.31
*	Expenses are equal to the classes’ annualized expense ratios of 1.15%,1.26%, 1.85%, 0.85%, 1.35%, 1.10% and 0.85%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $975.1

TEN LARGEST HOLDINGS**

November 30, 2009 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Convergys Corp.	$13,506,558	1.4%
LifePoint Hospitals, Inc.	13,078,509	1.3
Cimarex Energy Co.	12,969,996	1.3
Thomas & Betts Corp.	12,625,350	1.3
Washington Federal, Inc.	12,517,736	1.3
First Niagara Financial Group, Inc.	12,386,729	1.3
Terex Corp.	11,926,922	1.2
Rockwood Holdings, Inc.	11,806,495	1.2
Universal Corp.	11,735,885	1.2
Northeast Utilities	11,649,952	1.2
	$124,204,132	12.7%

*	All data are as of November 30, 2009. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-Term investments.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.4%
Financials – 18.5%
Commercial Banks – 3.5%
Associated Banc-Corp.	829,165	$9,402,731
City National Corp./CA	117,700	4,644,442
Comerica, Inc.	310,000	8,825,700
Webster Financial Corp.	482,000	6,135,860
Whitney Holding Corp.	688,635	5,543,512

		34,552,245

Insurance – 6.4%
Arch Capital Group Ltd.(a)	85,600	5,978,304
Aspen Insurance Holdings Ltd.	329,900	8,547,709
Endurance Specialty Holdings Ltd.	254,600	9,519,494
Fidelity National Financial, Inc. – Class A	509,400	7,075,566
Platinum Underwriters Holdings, Ltd.	91,800	3,239,622
Reinsurance Group of America, Inc. – Class A	241,900	11,248,350
StanCorp Financial Group, Inc.	221,900	8,234,709
Unum Group	450,850	8,584,184

		62,427,938

Real Estate Investment Trusts (REITs) – 3.5%
Brandywine Realty Trust	656,900	6,450,758
CBL & Associates Properties, Inc.	676,100	6,260,686
Digital Realty Trust, Inc.	132,700	6,457,182
Sunstone Hotel Investors, Inc.(a)	841,620	6,817,122
Tanger Factory Outlet Centers	219,200	8,603,600

		34,589,348

Real Estate Management & Development – 2.0%
Brookfield Properties Corp. (New York)	600,200	6,758,252
CB Richard Ellis Group, Inc. – Class A(a)	537,100	6,139,053
Jones Lang LaSalle, Inc.	122,800	6,246,836

		19,144,141

Thrifts & Mortgage Finance – 3.1%
Astoria Financial Corp.	497,867	5,167,859
First Niagara Financial Group, Inc.	939,100	12,386,729
Washington Federal, Inc.	657,099	12,517,736

		30,072,324

		180,785,996

Consumer Discretionary – 17.1%
Auto Components – 2.3%
Federal Mogul Corp.(a)	837,900	11,311,650
TRW Automotive Holdings Corp.(a)	509,300	11,082,368

		22,394,018

Automobiles – 0.7%
Harley-Davidson, Inc.	239,700	6,984,858

10	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 2.1%
Boyd Gaming Corp.(a)	585,200	$4,781,084
Darden Restaurants, Inc.	280,400	8,812,972
Wyndham Worldwide Corp.	383,800	7,127,166

		20,721,222

Household Durables – 2.5%
Black & Decker Corp.	98,400	5,971,896
NVR, Inc.(a)	9,100	6,125,665
Pulte Homes, Inc.	518,500	4,739,090
Whirlpool Corp.	96,800	7,178,688

		24,015,339

Leisure Equipment & Products – 0.7%
Callaway Golf Co.	915,800	6,566,286

Media – 0.6%
CBS Corp. – Class B	468,300	5,998,923

Multiline Retail – 0.6%
JC Penney Co., Inc.	202,500	5,819,850

Specialty Retail – 6.6%
AnnTaylor Stores Corp.(a)	600,600	8,396,388
Dress Barn, Inc.(a)	415,300	8,916,491
Foot Locker, Inc.	907,900	8,615,971
Limited Brands, Inc.	484,800	8,042,832
Men’s Wearhouse, Inc.	512,000	10,444,800
Office Depot, Inc.(a)	1,412,000	8,669,680
Signet Jewelers Ltd.(a)	447,600	11,570,460

		64,656,622

Textiles, Apparel & Luxury Goods – 1.0%
Jones Apparel Group, Inc.	584,200	9,902,190

		167,059,308

Industrials – 14.3%
Airlines – 0.8%
Alaska Air Group, Inc.(a)	199,700	5,971,030
Skywest, Inc.	109,300	1,607,803

		7,578,833

Building Products – 0.5%
Masco Corp.	383,100	5,202,498

Commercial Services & Supplies – 1.0%
United Stationers, Inc.(a)	186,300	9,490,122

Electrical Equipment – 4.8%
Acuity Brands, Inc.	136,300	4,399,764
AO Smith Corp.	219,900	9,218,208
Cooper Industries Ltd. – Class A	128,500	5,485,665
EnerSys(a)	389,900	8,874,124
Regal-Beloit Corp.	120,973	5,741,379
Thomas & Betts Corp.(a)	345,900	12,625,350

		46,344,490

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Machinery – 3.9%
Briggs & Stratton Corp.	305,775	$5,766,916
Gardner Denver, Inc.	252,000	9,432,360
Mueller Industries, Inc.	479,900	11,282,449
Terex Corp.(a)	633,400	11,926,922

		38,408,647

Professional Services – 0.7%
Kelly Services, Inc. – Class A(a)	688,600	7,223,414

Road & Rail – 1.5%
Con-way, Inc.	195,000	5,908,500
Hertz Global Holdings, Inc.(a)	855,700	8,385,860

		14,294,360

Trading Companies & Distributors – 1.1%
WESCO International, Inc.(a)	395,700	10,327,770

		138,870,134

Information Technology – 13.2%
Communications Equipment – 0.8%
CommScope, Inc.(a)	320,500	8,054,165

Computers & Peripherals – 2.1%
NCR Corp.(a)	591,800	5,568,838
SanDisk Corp.(a)	292,900	5,775,988
Western Digital Corp.(a)	253,300	9,331,572

		20,676,398

Electronic Equipment, Instruments & Components – 5.3%
Anixter International, Inc.(a)	246,100	10,636,442
Arrow Electronics, Inc.(a)	308,725	8,113,293
AU Optronics Corp. (Sponsored ADR)	900,930	9,414,718
Avnet, Inc.(a)	290,450	7,914,763
Flextronics International Ltd.(a)	1,193,400	8,437,338
Insight Enterprises, Inc.(a)	690,600	7,009,590

		51,526,144

IT Services – 1.9%
Amdocs Ltd.(a)	186,400	4,926,552
Convergys Corp.(a)	1,208,100	13,506,558

		18,433,110

Semiconductors & Semiconductor Equipment – 3.1%
Amkor Technology, Inc.(a)	1,039,800	5,770,890
Lam Research Corp.(a)	257,025	8,736,280
Siliconware Precision Industries Co. (Sponsored ADR)	1,325,100	8,904,672
Teradyne, Inc.(a)	718,500	6,365,910

		29,777,752

		128,467,569

12	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 8.4%
Chemicals – 3.3%
Arch Chemicals, Inc.	186,000	$4,986,660
Cytec Industries, Inc.	250,900	8,525,582
Huntsman Corp.	686,900	6,539,288
Rockwood Holdings, Inc.(a)	524,500	11,806,495

		31,858,025

Containers & Packaging – 1.4%
Owens-Illinois, Inc.(a)	178,400	5,578,568
Sonoco Products Co.	298,400	8,408,912

		13,987,480

Metals & Mining – 3.7%
AK Steel Holding Corp.	346,000	6,920,000
Commercial Metals Co.	581,800	9,250,620
Reliance Steel & Aluminum Co.	232,100	9,488,248
Steel Dynamics, Inc.	581,082	9,831,907

		35,490,775

		81,336,280

Energy – 8.1%
Energy Equipment & Services – 4.4%
Helix Energy Solutions Group, Inc.(a)	946,325	11,128,782
Helmerich & Payne, Inc.	247,200	9,282,360
Oil States International, Inc.(a)	306,400	10,990,568
Rowan Cos, Inc.(a)	470,700	11,621,583

		43,023,293

Oil, Gas & Consumable Fuels – 3.7%
Cimarex Energy Co.	276,900	12,969,996
Forest Oil Corp.(a)	476,800	8,734,976
Mariner Energy, Inc.(a)	674,650	8,439,871
Whiting Petroleum Corp.(a)	93,800	5,839,050

		35,983,893

		79,007,186

Consumer Staples – 7.1%
Beverages – 1.0%
Constellation Brands, Inc. – Class A(a)	553,025	9,462,258

Food & Staples Retailing – 0.7%
Supervalu, Inc.	522,900	7,231,707

Food Products – 4.2%
Bunge Ltd.	125,100	7,743,690
Dean Foods Co.(a)	481,600	7,657,440
Del Monte Foods Co.	700,100	7,344,049
Smithfield Foods, Inc.(a)	657,400	10,176,552
Tyson Foods, Inc. – Class A	676,600	8,132,732

		41,054,463

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 1.2%
Universal Corp.	273,500	$11,735,885

		69,484,313

Utilities – 6.4%
Electric Utilities – 3.1%
Northeast Utilities	483,200	11,649,952
Pepco Holdings, Inc.	622,800	10,151,640
Portland General Electric Co.	451,500	8,853,915

		30,655,507

Gas Utilities – 0.2%
Atmos Energy Corp.	87,596	2,399,255

Independent Power Producers & Energy Traders – 0.4%
RRI Energy, Inc.(a)	774,500	3,810,540

Multi-Utilities – 2.7%
CMS Energy Corp.	664,325	9,459,988
NiSource, Inc.	691,025	9,847,106
Wisconsin Energy Corp.	144,200	6,503,420

		25,810,514

		62,675,816

Health Care – 4.3%
Health Care Equipment & Supplies – 0.9%
Teleflex, Inc.	171,500	8,933,435

Health Care Providers & Services – 3.4%
AMERIGROUP Corp.(a)	246,500	5,844,515
LifePoint Hospitals, Inc.(a)	450,517	13,078,509
Molina Healthcare, Inc.(a)	410,990	8,589,691
Omnicare, Inc.	235,100	5,449,618

		32,962,333

		41,895,768

Total Common Stocks (cost $916,235,946)		949,582,370

SHORT-TERM INVESTMENTS – 2.6%
Investment Companies – 2.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.10%(b) (cost $25,661,799)	25,661,799	25,661,799

Total Investments – 100.0% (cost $941,897,745)		975,244,169
Other assets less liabilities – 0.0%		(131,558)

Net Assets – 100.0%		$975,112,611

14	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Portfolio of Investments

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	15

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2009

Assets
Investments in securities, at value
Unaffiliated issuers (cost $916,235,946)	$949,582,370
Affiliated issuers (cost $25,661,799)	25,661,799
Receivable for investment securities sold	10,673,272
Receivable for shares of beneficial interest sold	2,696,480
Dividends receivable	1,218,505

Total assets	989,832,426

Liabilities
Payable for investment securities purchased	11,353,173
Payable for shares of beneficial interest redeemed	2,397,423
Advisory fee payable	546,773
Distribution fee payable	230,624
Administrative fee payable	16,091
Transfer Agent fee payable	7,151
Accrued expenses	168,580

Total liabilities	14,719,815

Net Assets	$975,112,611

Composition of Net Assets
Paid-in capital	$1,082,911,039
Undistributed net investment income	3,169,745
Accumulated net realized loss on investment transactions	(144,314,597)
Net unrealized appreciation on investments	33,346,424

$975,112,611

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$411,471,942	31,341,477	$13.13	*

B	$68,527,318	5,418,196	$12.65

C	$115,634,360	9,195,482	$12.58

Advisor	$182,776,759	13,720,678	$13.32

R	$55,289,729	4,250,935	$13.01

K	$24,410,375	1,870,978	$13.05

I	$117,002,128	8,923,365	$13.11

*	The maximum offering price per share for Class A shares was $13.71 which reflects a sales charge of 4.25%.

See notes to financial statements.

16	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2009

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $168,257)	$13,054,318
Affiliated issuers	62,163	$13,116,481

Expenses
Advisory fee (see Note B)	5,978,363
Distribution fee—Class A	1,033,586
Distribution fee—Class B	678,635
Distribution fee—Class C	1,001,120
Distribution fee—Class R	206,128
Distribution fee—Class K	44,667
Transfer agency—Class A	821,051
Transfer agency—Class B	219,540
Transfer agency—Class C	272,384
Transfer agency—Advisor Class	316,977
Transfer agency—Class R	99,467
Transfer agency—Class K	32,254
Transfer agency—Class I	93,781
Custodian	172,565
Printing	131,888
Registration fees	113,510
Administrative	94,467
Audit	54,123
Trustees’ fees	48,998
Legal	37,010
Miscellaneous	30,517

Total expenses	11,481,031
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,530,202)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(542,907)

Net expenses		9,407,922

Net investment income		3,708,559

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on investment transactions		(121,930,094)
Net change in unrealized appreciation/depreciation of investments		410,616,035

Net gain on investment transactions		288,685,941

Net Increase in Net Assets from Operations		$292,394,500

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	17

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2009	Year Ended November 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,708,559	$6,319,318
Net realized loss on investment transactions	(121,930,094)	(21,902,452)
Net change in unrealized appreciation/depreciation of investments	410,616,035	(484,979,904)

Net increase (decrease) in net assets from operations	292,394,500	(500,563,038)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(2,857,158)	(942,119)
Class B	(652,057)	– 0	–
Advisor Class	(1,402,356)	(822,340)
Class R	(269,201)	(36,897)
Class K	(155,306)	(69,693)
Class I	(1,265,895)	(832,213)
Net realized gain on investment transactions
Class A	– 0	–	(45,825,246)
Class B	– 0	–	(14,438,717)
Class C	– 0	–	(16,985,109)
Advisor Class	– 0	–	(13,827,481)
Class R	– 0	–	(3,350,244)
Class K	– 0	–	(1,506,690)
Class I	– 0	–	(10,693,149)
Transactions in Shares of Beneficial Interest
Net decrease	(7,356,255)	(11,287,854)

Total increase (decrease)	278,436,272	(621,180,790)
Net Assets
Beginning of period	696,676,339	1,317,857,129

End of period (including undistributed net investment income of $3,169,745 and $6,063,159, respectively)	$975,112,611	$696,676,339

See notes to financial statements.

18	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2009

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Small/Mid Cap Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	19

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To

20	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirements also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2009:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$949,582,370	$—	$—	$949,582,370
Short-Term Investments	25,661,799	—	—	25,661,799

Total Investments in Securities	975,244,169	—	—	975,244,169
Other Financial Instruments*	—	—	—	—

Total	$975,244,169	$—	$—	$975,244,169

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	21

Notes to Financial Statements

rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets.

22	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.15%, 1.85%, 1.85%, .85%, 1.35%, 1.10% and .85% of the average daily net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended November 30, 2009, such reimbursement amounted to $1,530,202.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2009, such fee amounted to $94,467.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $833,081 for the year ended November 30, 2009.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $6,040 from the sale of Class A shares and received $7,927, $6,675 and $7,581 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2009.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	23

Notes to Financial Statements

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2009 is as follows:

Market Value November 30, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2009 (000)	Dividend Income (000)
$ 20,829	$314,815	$309,982	$25,662	$62

Brokerage commissions paid on investment transactions for the year ended November 30, 2009 amounted to $1,288,451, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. For the period November 1, 2006 through October 31, 2007, with respect to Class B shares, payments made to the Distributor were voluntarily limited to .40% of the average daily net assets attributable to Class B shares. For the period November 1, 2007 through April 30, 2008, with respect to Class B shares, payments to the distributor were voluntarily limited to .35% of the average daily net assets attributable to Class B shares. As of May 1, 2008, with respect to Class B shares, payments made to the Distributor are voluntarily being limited to .20% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the year ended November 30, 2009, such waiver amounted to $542,907. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $77,200, $2,187,112, $616,428 and $167,448 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods

24	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2009 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$494,285,485		$503,140,643
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$943,301,652

Gross unrealized appreciation	$122,554,248
Gross unrealized depreciation	(90,611,731)

Net unrealized appreciation	$31,942,517

1. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	25

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

Shares	Amount
Year Ended November 30, 2009	Year Ended November 30, 2008	Year Ended November 30, 2009	Year Ended November 30, 2008

Class A
Shares sold	10,795,843	9,886,183	$112,728,549	$138,711,103

Shares issued in reinvestment of dividends and distributions	287,317	2,853,969	2,669,176	44,265,057

Shares converted from Class B	1,012,930	1,022,702	11,250,217	14,508,837

Shares redeemed	(13,530,243)	(15,042,890)	(139,139,197)	(204,480,399)

Net decrease	(1,434,153)	(1,280,036)	$(12,491,255)	$(6,995,402)

Class B
Shares sold	230,961	380,245	$2,308,142	$5,092,486

Shares issued in reinvestment of dividends and distributions	66,952	899,337	600,557	13,490,050

Shares converted to Class A	(1,050,793)	(1,058,186)	(11,250,217)	(14,508,837)

Shares redeemed	(1,816,588)	(2,998,421)	(17,489,669)	(40,017,864)

Net decrease	(2,569,468)	(2,777,025)	$(25,831,187)	$(35,944,165)

Class C
Shares sold	1,409,306	2,028,093	$14,686,238	$27,623,504

Shares issued in reinvestment of distributions	– 0	–	888,589	– 0	–	13,257,750

Shares redeemed	(3,068,527)	(4,709,762)	(29,757,680)	(61,291,970)

Net decrease	(1,659,221)	(1,793,080)	$(15,071,442)	$(20,410,716)

Advisor Class
Shares sold	7,818,794	5,454,758	$83,082,356	$74,054,920

Shares issued in reinvestment of dividends and distributions	138,095	890,865	1,298,092	14,004,401

Shares redeemed	(6,225,623)	(4,631,787)	(64,628,463)	(58,350,570)

Net increase	1,731,266	1,713,836	$19,751,985	$29,708,751

26	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2009	Year Ended November 30, 2008	Year Ended November 30, 2009	Year Ended November 30, 2008

Class R
Shares sold	2,105,421	2,112,135	$22,135,974	$28,346,557

Shares issued in reinvestment of dividends and distributions	29,196	219,659	269,183	3,384,948

Shares redeemed	(1,250,795)	(1,388,747)	(13,138,592)	(18,804,066)

Net increase	883,822	943,047	$9,266,565	$12,927,439

Class K
Shares sold	909,643	676,765	$9,593,765	$9,451,421

Shares issued in reinvestment of dividends and distributions	16,826	102,123	155,305	1,576,780

Shares redeemed	(417,315)	(522,981)	(4,399,418)	(6,990,621)

Net increase	509,154	255,907	$5,349,652	$4,037,580

Class I
Shares sold	3,025,474	1,767,405	$34,554,847	$24,331,178

Shares issued in reinvestment of dividends and distributions	133,936	726,299	1,238,911	11,264,893

Shares redeemed	(2,392,015)	(2,259,890)	(24,124,331)	(30,207,412)

Net increase	767,395	233,814	$11,669,427	$5,388,659

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	27

Notes to Financial Statements

currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2009.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2009 and November 30, 2008 were as follows:

	2009		2008
Distributions paid from:
Ordinary income	$6,601,973		$27,500,908
Long-term capital gains	– 0	–	81,828,990

Total taxable distributions	6,601,973		109,329,898

Total distributions paid	$6,601,973		$109,329,898

As of November 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,169,745
Accumulated capital and other losses	(142,910,689	)(a)
Unrealized appreciation/(depreciation)	31,942,517	(b)

Total accumulated earnings/(deficit)	$(107,798,427)

28	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

(a)

On November 30, 2009, the Fund had a net capital loss carryforward for federal income tax purposes of $142,910,689 of which $22,408,369 expires in the year 2016 and $120,502,320 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primary to the tax deferral of losses on wash sales.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alli-

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	29

Notes to Financial Statements

ance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through January 26, 2010, the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

30	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended November 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 9.18	$ 16.77	$ 17.89	$ 17.63	$ 17.23

Income From Investment Operations
Net investment income(a)(b)	.05	.09	.09	.08	.02
Net realized and unrealized gain (loss) on investment transactions	3.99	(6.29)	.60	2.17	1.58

Net increase (decrease) in net asset value from operations	4.04	(6.20)	.69	2.25	1.60

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.03)	(.12)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(1.36)	(1.69)	(1.99)	(1.20)

Total dividends and distributions	(.09)	(1.39)	(1.81)	(1.99)	(1.20)

Net asset value, end of period	$ 13.13	$ 9.18	$ 16.77	$ 17.89	$ 17.63

Total Return
Total investment return based on net asset value(c)	44.38	%*	(40.35	)%*	4.10%	14.11%	9.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$411,472	$300,760	$571,165	$533,763	$418,217
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15%	1.15%	1.15	%(d)	1.15	%(d)	1.15%
Expenses, before waivers/reimbursements	1.37%	1.34%	1.27	%(d)	1.31	%(d)	1.44%
Net investment income(b)	.50%	.62%	.54	%(d)	.47	%(d)	.14%
Portfolio turnover rate	64%	48%	30%	54%	42%

See footnote summary on page 38.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Year Ended November 30,
	2009		2008		2007		2006		2005

Net asset value, beginning of period	$ 8.86		$ 16.24		$ 17.30		$ 17.23		$ 16.97

Income From Investment Operations
Net investment income (loss)(a)	.03	(e)	.06	(b)(e)	.06	(b)(e)	(.04	)(b)(e)	(.09	)(b)
Net realized and unrealized gain (loss) on investment transactions	3.84		(6.08)		.57		2.10		1.55

Net increase (decrease) in net asset value from operations	3.87		(6.02)		.63		2.06		1.46

Less: Dividends and Distributions
Dividends from net investment income	(.08)		– 0	–	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(1.36)		(1.69)		(1.99)		(1.20)

Total dividends and distributions	(.08)		(1.36)		(1.69)		(1.99)		(1.20)

Net asset value, end of period	$ 12.65		$ 8.86		$ 16.24		$ 17.30		$ 17.23

Total Return
Total investment return based on net asset value(c)	44.11	%*	(40.49	)%*	3.86%		13.24%		9.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$68,527		$70,770		$174,860		$226,764		$255,873
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.36%		1.33%		1.40	%(d)	1.85	%(d)	1.85%
Expenses, before waivers/reimbursements	2.16%		2.06%		2.01	%(d)	2.03	%(d)	2.16%
Net investment income (loss)	0.33	%(e)	.42	%(b)(e)	.33	%(b)(d)(e)	(.27	)%(b)(d)(e)	(.56	)%(b)
Portfolio turnover rate	64%		48%		30%		54%		42%

See footnote summary on page 38.

32	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2009		2008	2007		2006		2005

Net asset value, beginning of period	$ 8.77		$ 16.17	$ 17.30		$ 17.22		$ 16.97

Income From Investment Operations
Net investment loss(a)(b)	(.02)		(.01)	(.02)		(.04)		(.09)
Net realized and unrealized gain (loss) on investment transactions	3.83		(6.03)	.58		2.11		1.54

Net increase (decrease) in net asset value from operations	3.81		(6.04)	.56		2.07		1.45

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	(1.36)	(1.69)		(1.99)		(1.20)

Net asset value, end of period	$ 12.58		$ 8.77	$ 16.17		$ 17.30		$ 17.22

Total Return
Total investment return based on net asset value(c)	43.44	%*	(40.81)%*	3.42%		13.31%		9.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$115,634		$95,201	$204,487		$208,714		$192,237
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.85%		1.85%	1.85	%(d)	1.85	%(d)	1.85%
Expenses, before waivers/reimbursements	2.11%		2.05%	1.98	%(d)	2.02	%(d)	2.15%
Net investment loss(b)	(0.19)%		(.09)%	(.14	)%(d)	(.25	)%(d)	(.55)%
Portfolio turnover rate	64%		48%	30%		54%		42%

See footnote summary on page 38.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 9.33	$ 17.03	$ 18.13	$ 17.79	$ 17.33

Income From Investment Operations
Net investment income(a)(b)	.08	.13	.15	.13	.07
Net realized and unrealized gain (loss) on investment transactions	4.04	(6.39)	.60	2.20	1.59

Net increase (decrease) in net asset value from operations	4.12	(6.26)	.75	2.33	1.66

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.08)	(.16)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(1.36)	(1.69)	(1.99)	(1.20)

Total dividends and distributions	(.13)	(1.44)	(1.85)	(1.99)	(1.20)

Net asset value, end of period	$ 13.32	$ 9.33	$ 17.03	$ 18.13	$ 17.79

Total Return
Total investment return based on net asset value(c)	44.78	%*	(40.18	)%*	4.44%	14.47%	10.13%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$182,777	$111,814	$175,011	$173,391	$132,379
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85%	.85%	.85	%(d)	.85	%(d)	.85%
Expenses, before waivers/reimbursements	1.06%	1.04%	.97	%(d)	1.01	%(d)	1.09%
Net investment income(b)	0.77%	.94%	.84	%(d)	.75	%(d)	.40%
Portfolio turnover rate	64%	48%	30%	54%	42%

See footnote summary on page 38.

34	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended November 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 9.10	$ 16.66	$ 17.82	$ 17.60	$ 17.21

Income From Investment Operations
Net investment income (loss)(a)(b)	.03	.06	.05	.06	(.01)
Net realized and unrealized gain (loss) on investment transactions	3.96	(6.24)	.61	2.15	1.60

Net increase (decrease) in net asset value from operations	3.99	(6.18)	.66	2.21	1.59

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.02)	(.13)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(1.36)	(1.69)	(1.99)	(1.20)

Total dividends and distributions	(.08)	(1.38)	(1.82)	(1.99)	(1.20)

Net asset value, end of period	$ 13.01	$ 9.10	$ 16.66	$ 17.82	$ 17.60

Total Return
Total investment return based on net asset value(c)	44.19	%*	(40.50	)%*	3.95%	13.88%	9.77%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$55,290	$30,639	$40,382	$19,372	$2,463
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.35%	1.35%	1.35	%(d)	1.35	%(d)	1.35%
Expenses, before waivers/reimbursements	1.58%	1.54%	1.51	%(d)	1.55	%(d)	1.67%
Net investment income (loss)(b)	0.27%	.44%	.26	%(d)	.33	%(d)	(.03)%
Portfolio turnover rate	64%	48%	30%	54%	42%

See footnote summary on page 38.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended November 30,	March 1, 2005(f) to November 30, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 9.14	$ 16.74	$ 17.91	$ 17.64	$ 16.81

Income From Investment Operations
Net investment income(a)(b)	.05	.10	.08	.15	.03
Net realized and unrealized gain (loss) on investment transactions	3.97	(6.27)	.62	2.11	.80

Net increase (decrease) in net asset value from operations	4.02	(6.17)	.70	2.26	.83

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.07)	(.18)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(1.36)	(1.69)	(1.99)	– 0	–

Total dividends and distributions	(.11)	(1.43)	(1.87)	(1.99)	– 0	–

Net asset value, end of period	$ 13.05	$ 9.14	$ 16.74	$ 17.91	$ 17.64

Total Return
Total investment return based on net asset value(c)	44.51	%*	(40.36	)%*	4.14%	14.16%	4.94%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,411	$12,447	$18,514	$5,211	$64
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10%	1.10%	1.10	%(d)	1.10	%(d)	1.10	%(g)
Expenses, before waivers/reimbursements	1.26%	1.26%	1.23	%(d)	1.28	%(d)	1.40	%(g)
Net investment income(b)	0.50%	.69%	.48	%(d)	.92	%(d)	.31	%(g)
Portfolio turnover rate	64%	48%	30%	54%	42%

See footnote summary on page 38.

36	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended November 30,	March 1, 2005(f) to November 30, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 9.20	$ 16.84	$ 17.98	$ 17.66	$ 16.81

Income From Investment Operations
Net investment income(a)(b)	.08	.13	.12	.13	.07
Net realized and unrealized gain (loss) on investment transactions	3.98	(6.30)	.62	2.18	.78

Net increase (decrease) in net asset value from operations	4.06	(6.17)	.74	2.31	.85

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.11)	(.19)	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(1.36)	(1.69)	(1.99)	– 0	–

Total dividends and distributions	(.15)	(1.47)	(1.88)	(1.99)	– 0	–

Net asset value, end of period	$ 13.11	$ 9.20	$ 16.84	$ 17.98	$ 17.66

Total Return
Total investment return based on net asset value(c)	44.86	%*	(40.20	)%*	4.38%	14.46%	5.06%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$117,002	$75,045	$133,438	$17,420	$6,738
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85%	.85%	.84	%(d)	.85	%(d)	.85	%(g)
Expenses, before waivers/reimbursements	.94%	.92%	.85	%(d)	.89	%(d)	1.08	%(g)
Net investment income(b)	0.78%	.93%	.69	%(d)	.79	%(d)	.59	%(g)
Portfolio turnover rate	64%	48%	30%	54%	42%

See footnote summary on page 38.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	37

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Net of fees and expenses waived by Distributor.

(f)	Commencement of distributions.

(g)	Annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2009 and November 30, 2008 by 0.01% and 0.01%, respectively.

See notes to financial statements.

38	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the AllianceBernstein Trust and Shareholders of the AllianceBernstein Small/Mid Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Small/Mid Cap Value Fund (one of the funds constituting the AllianceBernstein Trust) (the “Fund”) as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Small/Mid Cap Value Fund of the AllianceBernstein Trust at November 30, 2009, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2010

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	39

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For the fiscal year ended November 30, 2009, the Fund designates the maximum amount allowable, but not less than $6,601,973 of the ordinary income dividends paid during fiscal year as qualified dividend income and dividends received deduction.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2010.

40	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Tax Information

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(2) , Senior Vice President

James W. MacGregor(2), Vice President

Andrew J. Weiner(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	Management of, and investment decisions for, the Fund’s portfolio are made by the Small/Mid Cap Value Senior Investment Management Team. Messrs. MacGregor, Paul and Weiner are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	41

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES
Chairman of the Board William H. Foulk, Jr., # ,*** 77 (2001)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2005. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	87	None

John H. Dobkin, # 67 (2001)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design.	85	None

Michael J. Downey, # 66 (2005)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	85	Asia Pacific Fund, Inc. and The Merger Fund

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was formerly a Director of the Intel Corporation (semi-conductors) until May 2008.	85	Cirrus Logic Corporation (semi-conductors)

42	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009-2010 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	85	None

Garry L. Moody, # 57 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	84	None

Marshall C. Turner, Jr., # 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	85	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	43

Management of the Fund

NAME, ADDRESS*, AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Earl D. Weiner, # 70 (2007)	Of Counsel and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force on Director’s Guidebook.	85	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

44	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 48	President and Chief Executive Officer	Executive Vice President of AllianceBernstein L.P. (the “Adviser”)** and Head of AllianceBernstein Investments, Inc. (“ABI”)** since July 2008; Director of ABI** President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI** from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, a Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2005.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, LP since prior to 2005.

Joseph G. Paul 50	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

James W. MacGregor 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Andrew J. Weiner 41	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Emilie D. Wrapp 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2005.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	45

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2005.

Phyllis J. Clarke 49	Controller	Vice President of ABIS**, with which she has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

46	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OF THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust (the “Trust”) in respect of AllianceBernstein Small/Mid Cap Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Trustees on May 5-7, 2009.

2	Future references to the Fund do not include “AllianceBernstein.”. References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	47

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/09 ($MIL)	Fund
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$567.3	Small/Mid Cap Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser was due to receive $92,707 (0.01% of the Fund’s average daily net assets) for such services, but waived the amount in its entirety.4

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund was operating below its expense cap for the most recently completed fiscal year; accordingly the expense limitation undertaking was of no effect. In addition, set forth below are the gross expense ratios of the Fund for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio		Fiscal Year End
Small/Mid Cap Value Fund	Advisor Class A Class B Class C Class R Class K Class I	0.85 1.15 1.85 1.85 1.35 1.10 0.85	% % % % % % %	1.04 1.34 2.06 2.05 1.54 1.26 0.92	% % % % % % %	November 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies.

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	For the most recently completed fiscal year, the Adviser voluntarily agreed to waive $8,583 of the amount shown above.

48	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses may be reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Fund.5 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	49

been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 28, 2009 net assets:

Fund	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Small/Mid Cap Value Fund	$567.3	Small & Mid Cap Value 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum account size: $25m	0.585%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.6 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Small/Mid Cap Value Fund	Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationship been applicable to the Fund based on February 28, 2009 net assets and the Fund’s advisory fee:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Small/Mid Cap Value Fund	Client #1	0.50% on 1st $250 million 0.40% on the balance	0.472%	0.750%

	Client #2	0.72% on 1st $25 million 0.54% on next $225 million 0.50% on the balance	0.526%	0.750%

6	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG.

50	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
	Client #3	0.95% on 1st $25 million 0.75% on next $25 million 0.65% on next $50 million 0.55% on the balance	0.585%	0.750%

	Client #4	0.80% on 1st $25 million 0.60% on the balance	0.609%	0.750%

	Client #5	0.613% on 1st $150 million 0.493% on the balance	0.526%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)7 at the approximate current asset level of the Fund.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees,

7	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

8	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	51

asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[9]	Lipper Exp. Group Median (%)	Rank
Small/Mid Cap Value Fund	0.750	0.777	6/15

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund. It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.11

Fund	Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small/Mid Cap Value Fund	1.152	1.253	5/15	1.285	11/56

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a management fee basis.

9	The contractual management fee would not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements for expense caps that would effectively reduce the actual management fee. It should be noted that for the most recently completed fiscal year, the Fund was operating below its expense cap.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

12	Most recently completed fiscal year end Class A total expense ratio.

52	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $21 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI received from the Fund $16,317, $4,687,486 and $131,395 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	53

charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $970,562 in fees from the Fund.13

The Fund may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Fund’s most recently completed fiscal year, the Fund did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,14 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli15 study on advisory fees and various fund

13	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $31,080 under the offset agreement between the Fund and ABIS.

14	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

15	The Deli study was originally published in 2002 based on 1997 data.

54	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Fund17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended January 31, 2009.19

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-40.04	-41.65	-41.30	5/15	29/60
3 year	-13.95	-13.89	-13.95	9/15	27/53
5 year	-3.41	-2.04	-2.88	11/14	25/42

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

17	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

18	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

19	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	55

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)20 versus its benchmark.21 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Small/Mid Cap Value Fund	-40.04	-13.95	-3.41	3.89	17.71	-0.28	5
Russell 2500 Value Index	-37.71	-14.36	-3.21	3.39	17.06	-0.29	5
Russell 2500 Index	-38.74	-14.15	-3.52	1.96	N/A	N/A	N/A
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2009

20	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

21	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2009.

22	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

56	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, the Ibero-America Fund was named The Spain Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	57

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SMCV-0151-1109

ANNUAL REPORT

AllianceBernstein

Value Fund

November 30, 2009

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 21, 2010

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Value Fund (the “Fund”) for the annual reporting period ended November 30, 2009.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of US companies, generally representing at least 95-150 companies, with relatively large market capitalizations that AllianceBernstein L.P. (the “Adviser”) believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser’s Bernstein unit (“Bernstein”). In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Fund may invest in securities of non-US issuers and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 4 shows the Fund’s performance compared to the benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended November 30, 2009.

The Fund’s Class A shares without sales charges outperformed the benchmark for the 12-month period ended November 30, 2009. The Fund’s outperformance was driven by strong, broad-based stock selection, notably in the media, financial services and consumer staples sectors.

The Fund’s Class A shares without sales charges underperformed the benchmark for the six-month period ended November 30, 2009. Stock selection in retail and banking—notably the Fund’s underweight in Bank of America—detracted from relative performance, as did its underweight in transportation stocks. The Fund does not employ leverage to produce returns.

Market Review and Investment Strategy

US equities sold off early in the 12-month reporting period ended November 30, 2009, amid fears of bank failure and expectations of severe economic contraction. The market rebound began in March 2009, as thawing credit markets led investors to regain some appetite for risky assets. The market continued to rally as investors grew increasingly confident that the financial system and the global economy were on the mend. The rebound was led by beaten-down financial and cyclically sensitive stocks that had sold off precipitously during the downturn.

Today, the systemic threats that drove widespread panic a year ago have faded. Still, the normalization process will likely take time and differ across industries and companies. This

ALLIANCEBERNSTEIN VALUE FUND •	1

ongoing uncertainty regarding recovery is creating widespread rather than thematic opportunity, reflected in the Fund’s relatively modest sector over- or underweights. Historically, this very uncertainty has been one of the key reasons why value recoveries tend to last so long. The past six global value market recoveries averaged about five years, and the Fund’s outperformance during these periods was driven primarily by stock selection.

2	• ALLIANCEBERNSTEIN VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Because the Fund can invest in foreign securities, it includes risks not associated with funds that invest primarily in US issues, including magnified fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. To the extent that the Fund invests a substantial amount of its assets in a particular country, an investment in the Fund has the risk that market changes or other factors affecting that country may have a more significant effect on the Fund’s net asset value. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30 2009	Returns
	6 Months	12 Months
AllianceBernstein Value Fund*
Class A	18.65%	21.01%

Class B**	18.68%	20.87%

Class C	18.33%	19.99%

Advisor Class†	18.74%	21.36%

Class R†	18.38%	20.55%

Class K†	18.58%	20.96%

Class I†	18.90%	21.48%

Russell 1000 Value Index	20.19%	19.24%

*      Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the 12-month period ended November 30 2009, by 0.04%.

** Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 3/29/01* TO 11/30/09

*Since inception of the Fund’s Class A shares on 3/29/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Value Fund Class A shares (from 3/29/01* to 11/30/09) as compared to its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	21.01%	15.94%
5 Years	-3.02%	-3.86%
Since Inception*	1.17%	0.67%

Class B Shares
1 Year	20.87%	16.87%
5 Years	-3.20%	-3.20%
Since Inception*(a)	0.75%	0.75%

Class C Shares
1 Year	19.99%	18.99%
5 Years	-3.74%	-3.74%
Since Inception*	0.44%	0.44%

Advisor Class Shares†
1 Year	21.36%	21.36%
5 Years	-2.75%	-2.75%
Since Inception*	1.47%	1.47%

Class R Shares†
1 Year	20.55%	20.55%
5 Years	-3.33%	-3.33%
Since Inception*	-0.27%	-0.27%

Class K Shares†
1 Year	20.96%	20.96%
Since Inception*	-4.06%	-4.06%

Class I Shares†
1 Year	21.48%	21.48%
Since Inception*	-3.79%	-3.79%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.18%, 1.97%, 1.91%, 0.88%, 1.38%, 1.11% and 0.71% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R Shares; and 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2009)
SEC Returns

Class A Shares
1 Year	14.04%
5 Years	-4.15%
Since Inception*	0.82%

Class B Shares
1 Year	14.95%
5 Years	-3.52%
Since Inception*(a)	0.90%

Class C Shares
1 Year	17.09%
5 Years	-4.04%
Since Inception*	0.58%

Advisor Class Shares†
1 Year	19.39%
5 Years	-3.05%
Since Inception*	1.62%

Class R Shares†
1 Year	18.79%
5 Years	-3.62%
Since Inception*	-0.04%

Class K Shares†
1 Year	18.95%
Since Inception*	-3.73%

Class I Shares†
1 Year	19.53%
Since Inception*	-3.44%

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R Shares; and 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN VALUE FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2009		Ending Account Value November 30, 2009		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,186.51	$1,019.75	$5.81	$5.37
Class B	$1,000	$1,000	$1,186.78	$1,019.35	$6.25	$5.77
Class C	$1,000	$1,000	$1,183.26	$1,016.14	$9.74	$9.00
Advisor Class	$1,000	$1,000	$1,187.41	$1,021.26	$4.17	$3.85
Class R	$1,000	$1,000	$1,183.79	$1,018.20	$7.50	$6.93
Class K	$1,000	$1,000	$1,185.78	$1,019.75	$5.81	$5.37
Class I	$1,000	$1,000	$1,189.03	$1,021.81	$3.57	$3.29

*	Expenses are equal to the classes’ annualized expense ratios of 1.06%, 1.14%, 1.78%, 0.76%, 1.37%, 1.06% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN VALUE FUND

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $534.3

TEN LARGEST HOLDINGS**

November 30, 2009 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
AT&T, Inc.	$24,450,744	4.6%
Pfizer, Inc.	21,046,311	3.9
Exxon Mobil Corp.	20,764,362	3.9
Merck & Co., Inc.	17,894,982	3.4
ConocoPhillips	15,743,257	2.9
The Goldman Sachs Group, Inc.	13,946,052	2.6
Wells Fargo & Co.	13,069,444	2.5
JPMorgan Chase & Co.	11,655,007	2.2
Chevron Corp.	11,261,172	2.1
News Corp. – Class A	10,885,854	2.0
	$160,717,185	30.1%

*	All data are as of November 30, 2009. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN VALUE FUND •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.1%
Financials – 21.6%
Capital Markets – 5.9%
Ameriprise Financial, Inc.	129,400	$4,932,728
Deutsche Bank AG	85,200	6,228,120
The Goldman Sachs Group, Inc.	82,200	13,946,052
Morgan Stanley	209,200	6,606,536

		31,713,436

Commercial Banks – 5.0%
BB&T Corp.	170,800	4,252,920
U.S. Bancorp	393,800	9,502,394
Wells Fargo & Co.	466,100	13,069,444

		26,824,758

Diversified Financial Services – 4.8%
Bank of America Corp.	637,700	10,107,545
Citigroup, Inc.	914,200	3,757,362
JP Morgan Chase & Co.	274,300	11,655,007

		25,519,914

Insurance – 5.9%
ACE Ltd.	112,700	5,489,617
Allstate Corp.	123,180	3,499,544
Lincoln National Corp.	71,000	1,626,610
MetLife, Inc.	192,800	6,591,832
PartnerRe Ltd.	15,900	1,224,936
The Travelers Co., Inc.	120,200	6,297,278
Unum Group	135,600	2,581,824
XL Capital Ltd. – Class A	232,200	4,251,582

		31,563,223

		115,621,331

Energy – 15.6%
Energy Equipment & Services – 0.8%
ENSCO International, Inc.	77,400	3,405,600
Rowan Cos, Inc.(a)	48,300	1,192,527

		4,598,127

Oil, Gas & Consumable Fuels – 14.8%
Apache Corp.	27,800	2,648,784
Chevron Corp.	144,300	11,261,172
Cimarex Energy Co.	12,360	578,943
ConocoPhillips	304,100	15,743,257
Devon Energy Corp.	144,900	9,759,015
EOG Resources, Inc.	23,300	2,015,217
Exxon Mobil Corp.	276,600	20,764,362
Nexen, Inc.	184,000	4,360,800
Occidental Petroleum Corp.	87,100	7,036,809
Valero Energy Corp.	295,964	4,702,868

		78,871,227

		83,469,354

10	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 15.5%
Automobiles – 1.0%
Ford Motor Co.(a)	628,100	$5,583,809

Household Durables – 1.6%
Black & Decker Corp.	31,000	1,881,390
DR Horton, Inc.	172,000	1,768,160
Garmin Ltd.	87,800	2,623,464
NVR, Inc.(a)	3,000	2,019,450

		8,292,464

Media – 7.9%
CBS Corp. – Class B	509,100	6,521,571
Comcast Corp. – Class A	93,900	1,377,513
News Corp. – Class A	949,900	10,885,854
Time Warner Cable, Inc. – Class A	203,500	8,524,615
Time Warner, Inc.	323,800	9,947,136
Viacom, Inc. – Class B(a)	157,300	4,662,372

		41,919,061

Multiline Retail – 1.4%
JC Penney Co., Inc.	89,400	2,569,356
Macy’s, Inc.	303,900	4,956,609

		7,525,965

Specialty Retail – 2.8%
Foot Locker, Inc.	8,500	80,665
Home Depot, Inc.	209,200	5,723,712
Limited Brands, Inc.	188,100	3,120,579
Lowe’s Cos, Inc.	287,600	6,272,556

		15,197,512

Textiles, Apparel & Luxury Goods – 0.8%
Jones Apparel Group, Inc.	263,000	4,457,850

		82,976,661

Information Technology – 8.7%
Communications Equipment – 2.4%
Motorola, Inc.	1,051,055	8,418,950
Nokia OYJ (Sponsored ADR) – Class A	343,200	4,550,832

		12,969,782

Computers & Peripherals – 1.7%
Dell, Inc.(a)	308,200	4,351,784
Western Digital Corp.(a)	120,200	4,428,168

		8,779,952

Electronic Equipment, Instruments & Components – 2.8%
AU Optronics Corp. (Sponsored ADR)	213,004	2,225,892
Corning, Inc.	396,000	6,605,280
Tyco Electronics Ltd.	266,600	6,187,786
Vishay Intertechnology, Inc.(a)	20,600	149,350

		15,168,308

ALLIANCEBERNSTEIN VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Software – 1.8%
Microsoft Corp.	139,000	$4,087,990
Symantec Corp.(a)	301,700	5,355,175

		9,443,165

		46,361,207

Telecommunication Services – 8.6%
Diversified Telecommunication Services – 6.1%
AT&T, Inc.	907,600	24,450,744
Verizon Communications, Inc.	259,100	8,151,286

		32,602,030

Wireless Telecommunication Services – 2.5%
Sprint Nextel Corp.(a)	2,192,200	8,133,062
Vodafone Group PLC (Sponsored ADR)	227,900	5,171,051

		13,304,113

		45,906,143

Health Care – 8.4%
Health Care Providers & Services – 0.9%
Aetna, Inc.	176,900	5,149,559

Pharmaceuticals – 7.5%
GlaxoSmithKline PLC (Sponsored ADR)	22,900	949,663
Merck & Co., Inc.	494,200	17,894,982
Pfizer, Inc.	1,158,300	21,046,311

		39,890,956

		45,040,515

Consumer Staples – 8.1%
Beverages – 0.5%
Coca-Cola Enterprises, Inc.	144,900	2,847,285

Food & Staples Retailing – 0.5%
Supervalu, Inc.	206,900	2,861,427

Food Products – 4.7%
Archer-Daniels-Midland Co.	188,100	5,795,361
Bunge Ltd.	95,600	5,917,640
Dean Foods Co.(a)	74,500	1,184,550
Kraft Foods, Inc. – Class A	184,700	4,909,326
Sara Lee Corp.	376,300	4,568,282
Smithfield Foods, Inc.(a)	103,100	1,595,988
Tyson Foods, Inc. – Class A	104,900	1,260,898

		25,232,045

Household Products – 1.4%
Procter & Gamble Co.	116,100	7,238,835

12	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Tobacco – 1.0%
Altria Group, Inc.	216,600	$4,074,246
Reynolds American, Inc.	21,700	1,084,132

		5,158,378

		43,337,970

Industrials – 6.8%
Aerospace & Defense – 1.2%
Northrop Grumman Corp.	86,200	4,723,760
Raytheon Co.	32,200	1,659,266

		6,383,026

Building Products – 0.6%
Masco Corp.	250,800	3,405,864

Electrical Equipment – 0.4%
Cooper Industries Ltd. – Class A	49,800	2,125,962

Industrial Conglomerates – 2.3%
General Electric Co.	561,600	8,996,832
Textron, Inc.	166,100	3,330,305

		12,327,137

Machinery – 2.0%
Caterpillar, Inc.	54,900	3,205,611
Ingersoll-Rand PLC	161,200	5,701,644
SPX Corp.	28,000	1,492,120

		10,399,375

Road & Rail – 0.3%
Hertz Global Holdings, Inc.(a)	161,500	1,582,700

		36,224,064

Materials – 2.8%
Chemicals – 2.1%
E.I. Du Pont de Nemours & Co.	254,000	8,783,320
Eastman Chemical Co.	40,600	2,440,872

		11,224,192

Containers & Packaging – 0.4%
Sonoco Products Co.	62,800	1,769,704

Metals & Mining – 0.3%
AK Steel Holding Corp.	84,900	1,698,000

		14,691,896

Utilities – 2.0%
Electric Utilities – 0.8%
Pinnacle West Capital Corp.	114,100	4,003,769

Independent Power Producers & Energy Traders – 0.3%
RRI Energy, Inc.(a)	299,100	1,471,572

ALLIANCEBERNSTEIN VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Multi-Utilities – 0.9%
Alliant Energy Corp.	20,600	$566,088
CMS Energy Corp.	69,450	988,968
NiSource, Inc.	237,400	3,382,950

		4,938,006

		10,413,347

Total Common Stocks (cost $503,466,923)		524,042,488

SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.10%(b) (cost $4,607,477)	4,607,477	4,607,477

Total Investments – 98.9% (cost $508,074,400)		528,649,965
Other assets less liabilities – 1.1%		5,643,044

Net Assets – 100.0%		$534,293,009

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

14	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2009

Assets
Investments in securities, at value
Unaffiliated issuers (cost $503,466,923)	$524,042,488
Affiliated issuers (cost $4,607,477)	4,607,477
Receivable for investment securities sold	6,611,632
Dividends receivable	1,535,845
Receivable for shares of beneficial interest sold	1,341,715

Total assets	538,139,157

Liabilities
Payable for investment securities purchased	1,775,738
Payable for shares of beneficial interest redeemed	1,614,368
Advisory fee payable	235,492
Distribution fee payable	55,163
Transfer Agent fee payable	36,444
Administrative fee payable	19,326
Accrued expenses	109,617

Total liabilities	3,846,148

Net Assets	$534,293,009

Composition of Net Assets
Paid-in capital	$808,651,677
Undistributed net investment income	8,719,338
Accumulated net realized loss on investment and foreign currency transactions	(303,653,571)
Net unrealized appreciation on investments	20,575,565

$534,293,009

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$105,213,847	12,720,971	$8.27	*

B	$19,748,668	2,392,280	$8.26

C	$28,010,419	3,416,492	$8.20

Advisor	$349,323,272	42,067,991	$8.30

R	$3,169,480	387,415	$8.18

K	$5,925,511	724,834	$8.17

I	$22,901,812	2,778,588	$8.24

*	The maximum offering price per share for Class A shares was $8.64 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2009

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $133,825)	$15,344,526
Affiliated issuers	55,605	$15,400,131

Expenses
Advisory fee (see Note B)	2,851,334
Distribution fee—Class A	306,916
Distribution fee—Class B	248,633
Distribution fee—Class C	276,573
Distribution fee—Class R	16,353
Distribution fee—Class K	12,798
Transfer agency—Class A	157,494
Transfer agency—Class B	61,474
Transfer agency—Class C	50,627
Transfer agency—Advisor Class	461,624
Transfer agency—Class R	6,916
Transfer agency—Class K	8,790
Transfer agency—Class I	10,177
Custodian	147,718
Registration fees	97,541
Administrative	91,908
Printing	90,205
Audit	56,303
Trustees’ fees	53,462
Legal	26,700
Miscellaneous	25,026

Total expenses	5,058,572
Less: expenses waived by the Distributor (see Note C)	(174,043)

Net expenses		4,884,529

Net investment income		10,515,602

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(211,975,366)
Foreign currency transactions		(47)
Net change in unrealized appreciation/depreciation of investments		300,262,344

Net gain on investment and foreign currency transactions		88,286,931

Net Increase in Net Assets from Operations		$98,802,533

See notes to financial statements.

16	• ALLIANCEBERNSTEIN VALUE FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2009		Year Ended November 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$10,515,602		$21,101,461
Net realized loss on investment and foreign currency transactions	(211,975,413)		(93,376,162)
Net change in unrealized appreciation/depreciation of investments	300,262,344		(402,366,233)

Net increase (decrease) in net assets from operations	98,802,533		(474,640,934)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(3,846,309)		(6,927,098)
Class B	(1,146,380)		(1,891,808)
Class C	(706,612)		(988,587)
Advisor Class	(11,117,318)		(9,519,175)
Class R	(111,043)		(107,562)
Class K	(192,917)		(279,374)
Class I	(2,655,783)		(3,003,834)
Net realized gain on investment transactions
Class A	– 0	–	(24,676,152)
Class B	– 0	–	(7,172,153)
Class C	– 0	–	(6,526,054)
Advisor Class	– 0	–	(29,270,686)
Class R	– 0	–	(406,155)
Class K	– 0	–	(859,052)
Class I	– 0	–	(9,297,112)
Transactions in Shares of Beneficial Interest
Net decrease	(78,928,869)		(62,261,010)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	– 0	–	317

Total increase (decrease)	97,302		(637,826,429)
Net Assets
Beginning of period	534,195,707		1,172,022,136

End of period (including undistributed net investment income of $8,719,338 and $17,980,145, respectively)	$534,293,009		$534,195,707

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2009

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

18	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To

ALLIANCEBERNSTEIN VALUE FUND •	19

Notes to Financial Statements

account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirements also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2009:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$524,042,488	$—	$—	$524,042,488
Short-Term Investments	4,607,477	—	—	4,607,477

Total Investments in Securities	528,649,965	—	—	528,649,965
Other Financial Instruments*	—	—	—	—

Total	$528,649,965	$—	$—	$528,649,965

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the

20	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each fund in proportion to each fund’s respective net assets.

ALLIANCEBERNSTEIN VALUE FUND •	21

Notes to Financial Statements

Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20%, 2.20%, 2.70%, 2.45% and 2.20% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps expired on January 1, 2009. For the year ended November 30, 2009, there was no such reimbursement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2009, such fee amounted to $91,908.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $450,849 for the year ended November 30, 2009.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,158 from the sale of Class A shares and received $4,899, $13,664 and $2,409 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2009.

22	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. — Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2009 is as follows:

Market Value November 30, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value November 30, 2009 (000)	Dividend Income (000)
$ 15,867	$285,365	$296,625	$4,607	$56

Brokerage commissions paid on investment transactions for the year ended November 30, 2009 amounted to $615,305, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. As of November 1, 2005, with respect to Class B shares, payments to the Distributor are voluntarily being limited to .30% of the average daily net assets attributable to Class B shares. For the period August 1, 2007 through July 31, 2008, with respect to Class K shares, payments to the Distributor were voluntarily limited to 0% of the average daily net assets attributable to Class K shares. The fees are accrued daily and paid monthly. For the year ended November 30, 2009, such waiver amounted to $174,043. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $485,909, $829,079, $108,761 and $31,837 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of

ALLIANCEBERNSTEIN VALUE FUND •	23

Notes to Financial Statements

unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2009 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$291,374,353		$361,369,344
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$509,811,330

Gross unrealized appreciation	$79,082,489
Gross unrealized depreciation	(60,243,854)

Net unrealized appreciation	$18,838,635

1. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

24	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2009	Year Ended November 30, 2008	Year Ended November 30, 2009	Year Ended November 30, 2008

Class A
Shares sold	2,443,634	7,094,240	$16,572,353	$77,967,343

Shares issued in reinvestment of dividends and distributions	520,827	2,159,341	3,515,582	27,337,252

Shares converted from Class B	1,434,123	1,049,710	9,865,137	11,413,902

Shares redeemed	(7,628,409)	(20,576,677)	(52,847,513)	(209,136,774)

Net decrease	(3,229,825)	(10,273,386)	$(22,894,441)	$(92,418,277)

Class B
Shares sold	175,108	216,810	$1,204,030	$2,139,401

Shares issued in reinvestment of dividends and distributions	150,019	639,360	1,011,129	8,107,085

Shares converted to Class A	(1,436,478)	(1,049,143)	(9,865,137)	(11,413,902)

Shares redeemed	(1,251,155)	(2,830,097)	(8,314,349)	(30,479,909)

Net decrease	(2,362,506)	(3,023,070)	$(15,964,327)	$(31,647,325)

Class C
Shares sold	314,732	452,074	$2,146,271	$4,939,425

Shares issued in reinvestment of dividends and distributions	92,156	437,745	621,130	5,511,207

Shares redeemed	(1,706,907)	(3,230,727)	(11,518,029)	(33,948,508)

Net decrease	(1,300,019)	(2,340,908)	$(8,750,628)	$(23,497,876)

Advisor Class
Shares sold	24,683,778	22,270,605	$164,429,351	$222,611,919

Shares issued in reinvestment of dividends and distributions	510,388	2,940,058	3,445,118	37,426,941

Shares redeemed	(23,124,145)	(16,609,134)	(154,798,159)	(166,744,300)

Net increase	2,070,021	8,601,529	$13,076,310	$93,294,560

ALLIANCEBERNSTEIN VALUE FUND •	25

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2009	Year Ended November 30, 2008	Year Ended November 30, 2009	Year Ended November 30, 2008

Class R
Shares sold	140,590	234,272	$928,113	$2,453,684

Shares issued in reinvestment of dividends and distributions	16,598	40,804	111,043	513,718

Shares redeemed	(264,322)	(207,442)	(1,835,442)	(1,995,723)

Net increase (decrease)	(107,134)	67,634	$(796,286)	$971,679

Class K
Shares sold	155,080	277,785	$1,087,534	$2,814,419

Shares issued in reinvestment of dividends and distributions	28,923	90,566	192,915	1,138,420

Shares redeemed	(175,550)	(526,259)	(1,258,661)	(5,091,169)

Net increase (decrease)	8,453	(157,908)	$21,788	$(1,138,330)

Class I
Shares sold	2,219,130	3,663,377	$15,082,985	$40,402,787

Shares issued in reinvestment of dividends and distributions	392,271	970,652	2,628,216	12,269,043

Shares redeemed	(8,390,950)	(5,887,276)	(61,332,486)	(60,497,271)

Net decrease	(5,779,549)	(1,253,247)	$(43,621,285)	$(7,825,441)

For the year ended November 30, 2008, the Fund received $317 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

26	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2009.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2009 and November 30, 2008 were as follows:

	2009		2008
Distributions paid from:
Ordinary income	$19,776,362		$38,226,872
Long-term capital gains	– 0	–	62,697,930

Total taxable distributions	19,776,362		100,924,802

Total distributions paid	$19,776,362		$100,924,802

ALLIANCEBERNSTEIN VALUE FUND •	27

Notes to Financial Statements

As of November 30, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$8,719,338
Accumulated capital and other losses	(301,916,642	)(a)
Unrealized appreciation/(depreciation)	18,838,635	(b)

Total accumulated earnings/(deficit)	$(274,358,669)

(a)

On November 30, 2009, the Fund had a net capital loss carryforward for federal income tax purposes of $301,916,642 of which $91,052,655 expires in the year 2016, and $210,863,987 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency resulted in a net decrease in undistributed net investment income and a net decrease in accumulated net realized loss on investments. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allega-

28	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

tions, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through January 26, 2010, the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN VALUE FUND •	29

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2009		2008	2007	2006		2005

Net asset value, beginning of period	$ 7.08		$ 14.00	$ 14.65	$ 13.25		$ 12.63

Income From Investment Operations
Net investment income(a)	.13		.24	.24	.21		.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.30		(5.95)	(.23)	2.09		.82

Net increase (decrease) in net asset value from operations	1.43		(5.71)	.01	2.30		.99

Less: Dividends and Distributions
Dividends from net investment income	(.24)		(.27)	(.19)	(.20)		(.14)
Distributions from net realized gain on investment transactions	– 0	–	(.94)	(.47)	(.70)		(.23)

Total dividends and distributions	(.24)		(1.21)	(.66)	(.90)		(.37)

Net asset value, end of period	$ 8.27		$ 7.08	$ 14.00	$ 14.65		$ 13.25

Total Return
Total investment return based on net asset value(b)	21.01	%*	(44.60)%*	(.01)%	18.47%		8.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$105,214		$112,991	$367,098	$314,824		$230,269
Ratio to average net assets of:
Expenses	1.12%		1.07%	1.02%	1.04	%(c)	1.16%
Net investment income	1.87%		2.17%	1.62%	1.44	%(c)	1.31%
Portfolio turnover rate	58%		23%	28%	19%		25%

See footnote summary on page 37.

30	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Year Ended November 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 7.08	$ 13.99	$ 14.60	$ 13.12	$ 12.50

Income From Investment Operations
Net investment income(a)(d)	.13	.23	.23	.18	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.29	(5.95)	(.23)	2.10	.82

Net increase (decrease) in net asset value from operations	1.42	(5.72)	– 0	–	2.28	.90

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.25)	(.14)	(.10)	(.05)
Distributions from net realized gain on investment transactions	– 0	–	(.94)	(.47)	(.70)	(.23)

Total dividends and distributions	(.24)	(1.19)	(.61)	(.80)	(.28)

Net asset value, end of period	$ 8.26	$ 7.08	$ 13.99	$ 14.60	$ 13.12

Total Return
Total investment return based on net asset value(b)	20.87	%*	(44.63	)%*	(.06)%	18.40%	7.34%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,749	$33,655	$108,851	$153,836	$160,666
Ratio to average net assets of:
Expenses, net of waivers	1.21%	1.12%	1.05%	1.06	%(c)	1.82%
Expenses, before waivers	1.91%	1.82%	1.75%	1.76	%(c)	1.87%
Net investment income(d)	1.85%	2.13%	1.56%	1.39	%(c)	.63%
Portfolio turnover rate	58%	23%	28%	19%	25%

See footnote summary on page 37.

ALLIANCEBERNSTEIN VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2009		2008	2007	2006		2005

Net asset value, beginning of period	$ 6.99		$ 13.81	$ 14.51	$ 13.12		$ 12.51

Income From Investment Operations
Net investment income(a)	.08		.16	.13	.09		.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.28		(5.89)	(.22)	2.09		.81

Net increase (decrease) in net asset value from operations	1.36		(5.73)	(.09)	2.18		.89

Less: Dividends and Distributions
Dividends from net investment income	(.15)		(.15)	(.14)	(.09)		(.05)
Distributions from net realized gain on investment transactions	– 0	–	(.94)	(.47)	(.70)		(.23)

Total dividends and distributions	(.15)		(1.09)	(.61)	(.79)		(.28)

Net asset value, end of period	$ 8.20		$ 6.99	$ 13.81	$ 14.51		$ 13.12

Total Return
Total investment return based on net asset value(b)	19.99	%*	(45.02)%*	(.70)%	17.61%		7.26%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$28,010		$32,949	$97,436	$112,965		$101,654
Ratio to average net assets of:
Expenses	1.85%		1.79%	1.73%	1.74	%(c)	1.86%
Net investment income	1.15%		1.47%	.90%	.72	%(c)	.59%
Portfolio turnover rate	58%		23%	28%	19%		25%

See footnote summary on page 37.

32	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2009		2008	2007	2006		2005

Net asset value, beginning of period	$ 7.13		$ 14.11	$ 14.75	$ 13.34		$ 12.70

Income From Investment Operations
Net investment income(a)	.15		.27	.29	.24		.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.31		(6.00)	(.23)	2.10		.84

Net increase (decrease) in net asset value from operations	1.46		(5.73)	.06	2.34		1.04

Less: Dividends and Distributions
Dividends from net investment income	(.29)		(.31)	(.23)	(.23)		(.17)
Distributions from net realized gain on investment transactions	– 0	–	(.94)	(.47)	(.70)		(.23)

Total dividends and distributions	(.29)		(1.25)	(.70)	(.93)		(.40)

Net asset value, end of period	$ 8.30		$ 7.13	$ 14.11	$ 14.75		$ 13.34

Total Return
Total investment return based on net asset value(b)	21.36	%*	(44.50)%*	.31%	18.76%		8.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$349,323		$285,379	$443,002	$390,462		$262,311
Ratio to average net assets of:
Expenses	.81%		.77%	.72%	.74	%(c)	.83%
Net investment income	2.13%		2.52%	1.92%	1.76	%(c)	1.54%
Portfolio turnover rate	58%		23%	28%	19%		25%

See footnote summary on page 37.

ALLIANCEBERNSTEIN VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2009		2008	2007	2006		2005

Net asset value, beginning of period	$ 7.02		$ 13.91	$ 14.60	$ 13.23		$ 12.63

Income From Investment Operations
Net investment income(a)	.11		.20	.21	.16		.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.28		(5.90)	(.24)	2.08		.82

Net increase (decrease) in net asset value from operations	1.39		(5.70)	(.03)	2.24		.96

Less: Dividends and Distributions
Dividends from net investment income	(.23)		(.25)	(.19)	(.17)		(.13)
Distributions from net realized gain on investment transactions	– 0	–	(.94)	(.47)	(.70)		(.23)

Total dividends and distributions	(.23)		(1.19)	(.66)	(.87)		(.36)

Net asset value, end of period	$ 8.18		$ 7.02	$ 13.91	$ 14.60		$ 13.23

Total Return
Total investment return based on net asset value(b)	20.55	%*	(44.75)%*	(.33)%	18.01%		7.77%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,169		$3,470	$5,940	$1,983		$757
Ratio to average net assets of:
Expenses	1.38%		1.33%	1.32%	1.36	%(c)	1.40%
Net investment income	1.63%		1.93%	1.43%	1.20	%(c)	1.06%
Portfolio turnover rate	58%		23%	28%	19%		25%

See footnote summary on page 37.

34	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended November 30,	March 1, 2005(e) to November 30, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 7.03	$ 13.95	$ 14.59	$ 13.26	$ 12.84

Income From Investment Operations
Net investment income(a)	.13	.26	(d)	.28	(d)	.20	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.28	(5.93)	(.25)	2.09	.25

Net increase (decrease) in net asset value from operations	1.41	(5.67)	.03	2.29	.42

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.31)	(.20)	(.26)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.94)	(.47)	(.70)	– 0	–

Total dividends and distributions	(.27)	(1.25)	(.67)	(.96)	– 0	–

Net asset value, end of period	$ 8.17	$ 7.03	$ 13.95	$ 14.59	$ 13.26

Total Return
Total investment return based on net asset value(b)	20.96	%*	(44.59	)%*	.11%	18.51%	3.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,926	$5,039	$12,195	$1,651	$1,123
Ratio to average net assets of:
Expenses, net of waivers	1.08%	.88%	.83%	.99	%(c)	1.10	%(f)
Expenses, before waivers	1.08%	1.07%	1.01%	.99	%(c)	1.10	%(f)
Net investment income	1.85%	2.37	%(d)	1.99	%(d)	1.50	%(c)	2.93	%(f)
Portfolio turnover rate	58%	23%	28%	19%	25%

See footnote summary on page 37.

ALLIANCEBERNSTEIN VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended November 30,						March 1, 2005(e) to November 30, 2005
	2009		2008	2007	2006

Net asset value, beginning of period	$ 7.09		$ 14.01	$ 14.66	$ 13.29		$ 12.84

Income From Investment Operations
Net investment income(a)	.16		.28	.28	.24		.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.29		(5.95)	(.23)	2.09		.29

Net increase (decrease) in net asset value from operations	1.45		(5.67)	.05	2.33		.45

Less: Dividends and Distributions
Dividends from net investment income	(.30)		(.31)	(.23)	(.26)		– 0	–
Distributions from net realized gain on investment transactions	– 0	–	(.94)	(.47)	(.70)		– 0	–

Total dividends and distributions	(.30)		(1.25)	(.70)	(.96)		– 0	–

Net asset value, end of period	$ 8.24		$ 7.09	$ 14.01	$ 14.66		$ 13.29

Total Return
Total investment return based on net asset value(b)	21.48	%*	(44.39)%*	.26%	18.76%		3.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$22,902		$60,713	$137,500	$148,342		$36,790
Ratio to average net assets of:
Expenses	.69%		.65%	.72%	.74	%(c)	.83	%(f)
Net investment income	2.38%		2.59%	1.88%	1.77	%(c)	1.78	%(f)
Portfolio turnover rate	58%		23%	28%	19%		25%

See footnote summary on page 37.

36	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	The ratio includes expenses attributable to costs of proxy solicitation.

(d)	Net of fees and expenses waived by Distributor.

(e)	Commencement of distributions.

(f)	Annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2009 and November 30, 2008 by 0.04% and 0.06%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	37

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the AllianceBernstein Trust and Shareholders of the AllianceBernstein Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Value Fund (one of the funds constituting the AllianceBernstein Trust) (the “Fund”) as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Value Fund of the AllianceBernstein Trust at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2010

38	• ALLIANCEBERNSTEIN VALUE FUND

Report of Independent Registered Public Accounting Firm

Tax Information

(unaudited)

For the fiscal year ended November 30, 2009, the Fund designates the maximum amount allowable, but not less than $19,776,362 of the ordinary income dividends paid during fiscal year as qualified dividend income and dividends received deduction.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2010.

ALLIANCEBERNSTEIN VALUE FUND •	39

Tax Information

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(2) , Senior Vice President

Christopher W. Marx(2), Vice President

John D. Phillips, Jr.(2), Vice President

David Yuen(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent	Transfer Agent
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free (800) 221-5672

Principal Underwriter AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

Legal Counsel
Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Value Senior Investment Management Team. Messrs. Marx, Paul, Phillips and Yuen are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

40	• ALLIANCEBERNSTEIN VALUE FUND

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES
Chairman of the Board William H. Foulk, Jr., #, *** 77 (2001)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2005. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	87	None

John H. Dobkin, # 67 (2001)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design.	85	None

Michael J. Downey, # 66 (2005)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	85	Asia Pacific Fund, Inc. and The Merger Fund

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was formerly a Director of the Intel Corporation (semi-conductors) until May 2008.	85	Cirrus Logic Corporation (semi-conductors)

ALLIANCEBERNSTEIN VALUE FUND •	41

Management of the Fund

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009-2010 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	85	None

Garry L. Moody, # 57 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	84	None

Marshall C. Turner, Jr., # 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	85	Xilinx, Inc. (programmable, logic semi-conductors) and MEMC Electronic Materials, Inc.

42	• ALLIANCEBERNSTEIN VALUE FUND

Management of the Fund

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Earl D. Weiner, # 70 (2007)	Of Counsel and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	85	None

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Trustees.

***	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN VALUE FUND •	43

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 49	President and Chief Executive Officer	Executive Vice President of AllianceBernstein L.P. (the “Adviser”)** and Head of AllianceBernstein Investments, Inc. (“ABI”)** since July 2008; Director of ABI** and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI** from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, a Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2005.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2005.

Joseph G. Paul 50	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Christopher Marx 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

John D. Phillips 62	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

David Yuen 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

44	• ALLIANCEBERNSTEIN VALUE FUND

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Emilie D. Wrapp 54	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2005.

Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2005.

Phyllis J. Clarke 49	Controller	Vice President of ABIS**, with which she has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN VALUE FUND •	45

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OF THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Trustees on May 5-7, 2009.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

46	• ALLIANCEBERNSTEIN VALUE FUND

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets[4]	Net Assets 02/28/09 ($MIL)	Fund
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$422.8	Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $87,167 (0.01% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio[5]			Fiscal Year End
Value Fund	Advisor Class A Class B Class C Class R Class K Class I	0.77 1.07 1.82 1.79 1.33 1.07 0.65	% % % % % % %	November 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	The advisory fee is based on the percentage of the Fund’s net assets and paid on a monthly basis.

5	Annualized.

ALLIANCEBERNSTEIN VALUE FUND •	47

than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 28, 2009 net assets:

Fund	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Effective Fund Adv. Fee
Value Fund	$422.8	Diversified Value 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum account size: $25 m	0.318%	0.550%

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

48	• ALLIANCEBERNSTEIN VALUE FUND

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.7 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Value Fund	Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationships been applicable to the Fund based on February 28, 2009 net assets and the Fund’s advisory fee:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Value Fund	Client #1	0.25% on 1st $500 million 0.20% on the balance	0.250%	0.550%

	Client #2[8]	0.49% on 1st $100 million 0.30% on next $1 million 0.20% on the balance	0.319%	0.550%

	Client #3	0.23% on 1st $300 million 0.20% on the balance	0.221%	0.550%

	Client #4	0.23% on 1st $300 million 0.20% on the balance	0.221%	0.550%

7	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

8	The Fund is an affiliate of the Adviser.

ALLIANCEBERNSTEIN VALUE FUND •	49

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
	Client #5	0.15% on 1st $1 billion 0.14% on next $2 billion 0.12% on next $2 billion 0.10% on the balance +/- Performance Fee[9]	0.150%[10]	0.550%

	Client #6	0.35%	0.350%	0.550%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the Fund.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

9	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark over a cumulative 36-month period. The performance adjustment factor can range from -50% to +50% of the base fee.

10	The calculation excludes the performance fee.

11	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

50	• ALLIANCEBERNSTEIN VALUE FUND

Fund	Contractual Management Fee (%)[13]	Lipper Exp. Group Median (%)	Rank
Value Fund	0.550	0.674	2/12

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.14 It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.15

Fund	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Value Fund	1.071	1.129	5/12	1.173	29/97

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice

13	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.

16	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

ALLIANCEBERNSTEIN VALUE FUND •	51

regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $21 million for distribution services and educational support (revenue sharing payments).17 During the Fund’s most recently completed fiscal year, ABI received from the Fund $5,299, $2,197,073 and $60,745 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account

17	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

52	• ALLIANCEBERNSTEIN VALUE FUND

for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $577,825 in fees from the Fund.18

The Portfolio may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Portfolio’s most recently completed fiscal year, the Portfolio did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from business conducted with the Portfolio is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolio. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolio and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,19 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli20 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous

18	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $17,855 under the offset agreement between the Fund and ABIS.

19	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

20	The Deli study was originally published in 2002 based on 1997 data.

ALLIANCEBERNSTEIN VALUE FUND •	53

two dimensional comparison analysis (fund size and family size) with the Board of Trustees.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Fund22 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended January 31, 2009.24

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-46.48	-38.96	-39.85	12/12	104/109
3 year	-16.96	-12.31	-12.67	11/11	95/100
5 year	-7.20	-3.85	-3.82	11/11	87/90

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

22	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

23	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

24	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

54	• ALLIANCEBERNSTEIN VALUE FUND

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)25 versus its benchmark.26 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Value Fund	-46.48	-16.96	-7.20	-2.34	14.81	-0.64	5
Russell 1000 Value Index	-41.78	-13.09	-3.52	-0.66	13.92	-0.41	5
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2009

25	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

26	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2009.

27	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN VALUE FUND •	55

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, the Ibero-America Fund was named The Spain Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

56	• ALLIANCEBERNSTEIN VALUE FUND

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

VAL-0151-1109

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees		Audit-Related Fees		Tax Fees
AB Global Value Fund	2008 2009	$ $	37,800 36,665	$ $	5,184 —	$ $	19,537 8,384
AB International Value Fund	2008 2009	$ $	45,200 41,720	$ $	5,443 —	$ $	20,484 8,384
AB Small—Mid Cap Value Fund	2008 2009	$ $	37,800 34,120	$ $	5,184 —	$ $	16,650 7,784
AB Value Fund	2008 2009	$ $	37,800 33,240	$ $	5,184 —	$ $	16,636 7,784

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Value Fund	2008	$985,066	$167,840
			$(148,303)
			$(19,537)
	2009	$783,040	$252,230
			$(243,846)
			$(8,384)
AB International Value Fund	2008	$986,272	$169,046
			$(148,562)
			$(20,484)
	2009	$783,040	$252,230
			$(243,846)
			$(8,384)
AB Small—Mid Cap Value Fund	2008	$982,179	$164,953
			$(148,303)
			$(16,650)
	2009	$782,440	$251,630
			$(243,846)
			$(7,784)
AB Value Fund	2008	$982,165	$164,939
			$(148,303)
			$(16,636)
	2009	$782,440	$251,630
			$(243,846)
			$(7,784)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Trust

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 29, 2010

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: January 29, 2010